                                                                    EXHIBIT 10.1


                         SECURITIES PURCHASE AGREEMENT


         This Securities Purchase Agreement (this "Agreement") is entered into as of September 25, 1996, between First Computer Services Corporation, a Delaware corporation (the "Buyer"), and Internet America, Inc., a Texas corporation (the "Company").

                                   ARTICLE 1

                               PURCHASE AND SALE

         1.1 Agreement to Purchase and Sell. Upon the basis of the representations and warranties, for the consideration, and subject to the terms and conditions set forth in this Agreement, the Company agrees to sell to the Buyer, and the Buyer agrees to purchase from the Company (a) the Promissory
Note in the form of Exhibit A attached hereto (the "Senior Note") for $1,767,713, and (b) 232,287 shares (the "Shares" and, together with the Senior Note, the "Securities" ) of the Company's common stock, par value $.01 per share ("Common Stock"), for $232,287.

         1.2 Closing. The closing of the transactions contemplated hereby (the "Closing") shall take place at the offices of Baker & McKenzie, at 10:00 a.m., local time, on September 25, 1996, or at such other time and place and/or on such other date as the Buyer and the Company may agree. The date on which the Closing occurs is hereinafter referred to as the "Closing Date." At the Closing, the Company shall deliver to the Buyer the Securities and the Buyer shall deliver to the Company by wire transfer an amount equal to $2,000,000.

                                   ARTICLE 2

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company hereby represents and warrants to the Buyer as follows:

         2.1 Organization and Standing. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Texas and has full corporate power and authority to conduct its business as presently conducted and as proposed to be conducted by it and to enter into and perform and to carry out the transactions contemplated by this Agreement and the agreements and documents executed and delivered herewith. The Company is duly qualified to do business as a foreign corporation and is in good standing in every jurisdiction in which the failure to so qualify would have a material adverse effect on the operations or financial condition of the Company. The Company has furnished to the Buyer true and complete copies of its Articles of Incorporation and Bylaws, each as amended to date and presently in effect.

         2.2 Capitalization. The authorized capital stock of the Company consists of 15,000,000 shares of Common Stock and 5,000,000 shares of the Company's preferred stock, $.01 par value per share ("Preferred Stock"), of which 400,000 shares have been designated as Series A Preferred Stock (herein so called) and 300,000 shares have been designated as Series B Preferred Stock (herein so called). 1,333,865 shares of Common Stock, 379,672 shares of Series A Preferred Stock and 73,667 shares of Series B Preferred Stock are issued and outstanding, and 501,340 shares of Common Stock and no shares of Preferred Stock are reserved for issuance upon the exercise of outstanding options and warrants. All of the issued and outstanding shares of the Company's capital stock have been duly authorized and validly issued and are fully paid and nonassessable. Except as set forth in Section 2.2 of the schedule attached hereto (the "Schedule"), (i) no subscription, warrant, option, convertible security, or other right (contingent or otherwise) to purchase or acquire any shares of capital stock of the Company is authorized or outstanding, (ii) the Company has not committed to issue any subscription, warrant, option, convertible security, or other such right or to issue or distribute to holders of any shares of its capital stock any evidences of indebtedness or assets of the Company, and (iii) the Company has no obligation (contingent or otherwise) to purchase, redeem, or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof. Except as provided in this Agreement, no person or entity is entitled to (i) any preemptive or similar right with respect to the issuance of any capital stock of the Company or (ii) any rights with respect to the registration of any capital stock of the Company under the Securities Act of 1933, as amended (the "Securities Act"). All of the issued and outstanding shares of capital stock of the Company have been offered, issued, and sold by the Company in compliance with applicable Federal and state securities laws.
To the best of the Company's knowledge, no stockholder of the Company has granted options or other rights to purchase any shares of capital stock of the Company from such stockholder. The Fully Diluted Number of shares of Common Stock outstanding is 2,288,544. As used herein, the "Fully Diluted Number" means that number of shares of Common Stock that would be outstanding assuming all convertible securities, warrants, options, and other rights to purchase Common Stock that are outstanding at the time of determination of the Fully Diluted Number had been converted and/or exercised as of such time.

         2.3 Subsidiaries. The Company has no subsidiaries and does not own or control, directly or indirectly, any interest in any other corporation, association, or business entity.

         2.4 Stockholder List and Agreements. Set forth in Section 2.4 of the Schedule is a true and complete list of the stockholders of the Company, showing the number of shares of Common Stock or other securities of the Company held by each stockholder as of the date hereof and the consideration paid to the Company for such shares. Except as set forth in Section 2.4 of the Schedule, there are no agreements, written or oral, between the Company and any holder of its capital stock, or, to the best knowledge of the Company, among any holders of its capital stock, relating to the acquisition, disposition, or voting of the capital stock of the Company.

         2.5 Issuance of Securities. The issuance, sale, and delivery of the Securities in accordance with this Agreement have been duly authorized by all necessary corporate action on the part of the Company. Upon consummation of the transactions contemplated hereby, the Securities will be validly issued, fully paid, and nonassessable.

         2.6 Authority for Agreement. The execution, delivery, and performance by the Company of this Agreement and the agreements and documents to be executed and delivered in accordance herewith have been duly authorized by all necessary corporate action. This Agreement has been, and upon consummation of the transactions contemplated hereby, the agreements and documents to be executed and delivered in accordance herewith will have been, duly executed and delivered by the Company. This Agreement constitutes, and upon consummation of the transactions contemplated hereby, the agreements and documents to be executed and delivered in accordance herewith will constitute, valid and binding obligations of the Company enforceable in accordance with their respective terms. Except as set forth in Section 2.6 of the Schedule, the execution and performance of the transactions contemplated by this Agreement and the agreements and documents to be executed and delivered in accordance herewith and the compliance with their provisions by the Company will not violate any provision of law and will not conflict with or result in any breach of any of the terms, conditions, or provisions of, or constitute a default under, its Articles of Incorporation or Bylaws, any indenture, lease, agreement, or other instrument to which the Company is a party or by which it or any of its properties is bound, or any decree, judgment, order, statute, rule, or regulation applicable to the Company.

         2.7 Governmental Consents. No consent, approval, order, or authorization of, or registration, qualification, designation, declaration, or filing with, any governmental authority is required on the part of the Company in connection with (i) the execution and delivery of this Agreement and the agreements and documents to be executed and delivered in accordance herewith,
(ii) the offer, issue, sale, and delivery of the Securities, or (iii) the other transactions to be consummated in accordance with this Agreement, except such filings as shall have been made prior to and shall be effective on and as of the date first above written. The offer and sale of the Securities to the Buyer is, and shall be, in compliance with applicable Federal and state securities laws.

         2.8 Litigation. There is no action, suit, proceeding, or investigation pending, or, to the best of the Company's knowledge, any basis therefor or threat thereof, which questions the validity of this Agreement or the agreements and documents to be executed and delivered in accordance herewith or the right of the Company to enter into this Agreement or the agreements and documents to be executed and delivered in accordance herewith, or which might result, either individually or in the aggregate, in any material adverse change in the assets, condition (financial or otherwise), business, or prospects of the Company, nor is there any litigation pending, or, to the best of the Company's knowledge, any basis therefor or threat thereof, against the Company by reason of the past employment relationships of any of the Company's employees, the proposed activities of the Company, or negotiations by the Company with possible investors in the Company.

         2.9 Financial Statements. The Company has furnished to the Buyer a complete and correct copy of the unaudited balance sheet of the Company as at June 30, 1996, the related unaudited statements of operations and changes in financial position of the Company for the year ended June 30, 1996, the unaudited balance sheet of the Company as at July 31, 1996 (the "July Balance Sheet"), and the unaudited statements of operations and changes in financial position of the Company for the one month ended July 31, 1996 (collectively, the "Financial Statements"). Except as set forth in Section 2.9 of the Schedule, the Financial Statements are complete and correct in all material respects, are in accordance with the books and records of the Company, present fairly the financial condition and results of operations of the Company as at the dates and for the periods indicated, and have been prepared in accordance with generally accepted accounting principles consistently applied ("GAAP") except as otherwise specifically set forth therein.

         2.10 Absence of Liabilities. Except as disclosed in Section 2.10 of the Schedule, the Company did not have, at July 31, 1996, any liabilities of any type which in the aggregate exceeded $5,000, whether absolute or contingent, which were not fully reflected on the July Balance Sheet, and, since July 31, 1996, the Company has not incurred or otherwise become subject to any such liabilities or obligations except those incurred in the ordinary course of business which are not material in amount.

         2.11 Taxes. The amount shown on the July Balance Sheet as provision for taxes is sufficient in all material respects for payment by the Company of all accrued and unpaid Federal, state, county, local, and foreign taxes owed by the Company for the period then ended and all prior periods. The Company has filed or has obtained presently effective extensions with respect to all Federal, state, county, local, and foreign tax returns which are required to be filed by it and such returns are true and correct. Except as disclosed in Section 2.11 of the Schedule, all taxes shown on such returns to be due have been timely paid with exceptions not material to the Company. Federal income tax returns of the Company have not been audited by the Internal Revenue Service, and no controversy with respect to taxes of any type is pending or, to the knowledge of the Company, threatened.

         2.12 Property and Assets. The Company has good title to all of its material properties and assets, including all properties and assets reflected in the July Balance Sheet, except those disposed of since the date thereof in the ordinary course of business, and none of such properties or assets are subject to any mortgage, pledge, lien, security interest, lease, charge, or encumbrance other than those the material terms of which are described in
Section 2.12 of the Schedule.

         2.13 Patents and Trademarks. The Company owns or possesses all of the patents, trademarks, service marks, trade names, copyrights, proprietary rights, trade secrets, and licenses or rights to the foregoing necessary for the conduct of the Company's business as conducted and as proposed to be conducted. The business conducted or proposed by the Company does not and will not cause the Company to infringe or violate any of the patents, trademarks, service marks, trade names, copyrights, licenses, trade secrets, or other proprietary rights of any other person or entity. The Company is not aware that any employee of the Company is obligated under any contract (including any license, covenant, or commitment of any nature), or subject to any judgment, decree, or order of any court or administrative agency, that would interfere with the use of such employee's best efforts to promote the interests of the Company or would conflict with the Company's business as proposed to be conducted. To the best of the Company's knowledge, no prior employer of any employee of the Company's has any right to or interest in any inventions, improvements, discoveries, or other information ever assigned to the Company by such employee.

         2.14 Insurance. Section 2.14 of the Schedule sets forth a description of all insurance policies maintained by or on behalf of the Company.

         2.15 Material Contracts and Obligations. Section 2.15 of the Schedule sets forth a list of all material agreements of any nature to which the Company is a party or by which it is bound, including without limitation
(a) each agreement which requires future expenditures by the Company in excess of $25,000, (b) all employment and consulting agreements, employee benefit, bonus, pension, profit-sharing, stock option, stock purchase, and similar plans and arrangements, and distributor and sales representative agreements, and (c) any agreement to which any stockholder, officer, or director of the Company, or any Affiliate (as such term is defined in Rule 144 promulgated under the Securities
Act) of such persons, is presently a party, including without limitation any agreement or other arrangement providing for the furnishing of services by, rental of real or personal property from, or otherwise requiring payments to, any such person or entity. All of such agreements and contracts are valid, binding, and in full force and effect.

         2.16 Compliance. The Company has complied in all material respects with, is in compliance in all material respects with, and has not received notice from any third party of any violation of the laws, regulations, and orders applicable to its present and proposed business, including without limitation, any federal, state, local, and foreign laws, regulations, codes, plans, orders, decrees, judgments, injunctions, notices, or demand letters issued, promulgated, or entered thereunder by any governmental authority or subdivision thereof relating to pollution or protection of the environment, including, without limitation, laws, regulations, and orders relating to emissions, discharges, releases, or threatened releases of pollutants, contaminants, chemicals, toxic or hazardous substances, wastes, or by-products (collectively, the "Contaminants") into the environment or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of Contaminants, or otherwise relating to worker health and safety or public health and safety; and has all material permits and licenses required thereby. There is no term or provision of any mortgage, indenture, contract, agreement, or instrument to which the Company is a party or by which it is bound, or of any provision of any state or Federal judgment, decree, order, statute, rule, or regulation applicable to or binding upon the Company, or any conditions currently existing or likely to exist, attributable to the operations of the Company which materially adversely affect or, so far as the Company may now foresee, in the future is reasonably likely to materially adversely affect, the business, prospects, condition, affairs, or operations of the Company or any of its properties or assets. To the best of the knowledge of the Company, no employee of the Company is in violation of any term of any employment contract, patent, or other proprietary information disclosure agreement or any other contract or agreement relating to the employment of such employee by the Company.

         2.17 Absence of Changes. Since July 31, 1996 and except as expressly listed on the Schedule, there has not been:

                 (a) any change in the assets, liabilities, financial condition, or operations of the Company from that reflected in the Financial Statements, except changes in the ordinary course of business that have not been, either individually or in the aggregate, materially adverse to the Company;

                 (b) any material change, either individually or in the aggregate, in the contingent obligations of the Company by way of guaranty, endorsement, indemnity, warranty, or otherwise;

                 (c) any damage, destruction, or loss, whether or not covered by insurance, materially and adversely affecting the properties or business of the Company;

                 (d) any waiver or compromise by the Company of a valuable right or of a material debt owed to it;

                 (e) any loans made by the Company to its employees, officers, or directors other than travel advances made in the ordinary course of business;

                 (f) any extraordinary increases in the compensation of any of the Company's employees, officers, or directors;

                 (g) any declaration or payment of any dividend or other distribution of the assets of the Company;

                 (h) any issuance or sale by the Company of any shares of its capital stock (except for the issuance or sale by the Company of any of its capital stock pursuant to options or warrants outstanding as of July 31, 1996 and described in Section 2.2 of the Schedule);

                 (i) any other event or condition of any character that has materially and adversely affected the Company's business or prospects; or

                 (j) any agreement or commitment by the Company to do any of the things described in this Section 2.17.

         2.18 ERISA. The Company has no employee benefit plan subject to the Employee Retirement Income Security Act of 1974.

         2.19 Brokers. No broker's, finder's, or similar fees (or expenses of any broker or finder) have been, are, or will be payable by the Company in connection with the transactions contemplated by this Agreement.

         2.20 Disclosures. Neither this Agreement, nor any of the agreements and documents to be executed and delivered in accordance herewith, nor any exhibit hereto, nor any report, certificate, or instrument furnished or to be furnished to the Buyer in connection with the transactions contemplated by this Agreement, when read together, contain or will contain any material misstatement of fact or omit or will omit to state a material fact necessary to make the statements contained herein or therein not misleading. The Company knows of no information or fact which has or would have a material adverse effect on the financial condition, business, or prospects of the Company which has not been disclosed to the Buyer. Each projection furnished to Buyer or its agents was prepared with due care based on reasonable assumptions and represents the Company's best estimate of future results based on information available as of the date of the projections.

                                   ARTICLE 3

                  REPRESENTATIONS AND WARRANTIES OF THE BUYER

         The Buyer represents and warrants to the Company as follows:

         3.1     Investment.

                 (a) The Buyer is an accredited investor as defined in Rule 501(a)(3) of Regulation D under the Securities Act and, except as contemplated hereby, the Buyer will acquire the Securities for investment and not with a view to any distribution thereof in violation of the Securities Act.

                 (b) The Buyer understands that it may have to bear the economic risk of its investment in the Securities for an indefinite period of time because, among other reasons, the Securities have not been registered under the Securities Act or any state securities laws and therefore cannot be disposed of unless such Securities are subsequently registered or exemptions from such registration are available.

                 (c) The Buyer understands that each instrument representing the Securities will bear a legend substantially in the following form:

                 THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED OR DISPOSED OF UNLESS AND UNTIL SUCH SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

                 (d) The Buyer is capable of evaluating the merits and risks of an investment in the Company and is able to bear the economic risk of loss of its entire investment in the Company.

         3.2 Authority. The execution, delivery, and performance by the Buyer of this Agreement and the agreements and documents to be executed and delivered by it in accordance herewith have been duly authorized by all necessary corporate action and have been or, at the Closing, will have been, duly executed and delivered by the Buyer. This Agreement constitutes, and the agreements and documents to be executed and delivered by the Buyer in accordance herewith shall constitute, valid and binding obligations of the Buyer enforceable in accordance with their respective terms.

         3.3 No Brokers. The Buyer does not and shall not owe any broker or other person or entity any broker's or finder's fees as a result of its execution, delivery, or consummation of this Agreement or the other agreements and documents executed in connection herewith.

                                   ARTICLE 4

                                   COVENANTS

         From the date hereof to the Closing, the Company covenants and agrees that:

         4.1 Inspection. The Company shall give to the Buyer and its officers, attorneys, accountants, and representatives free, full, and complete access during reasonable business hours to all books, records, tax returns, files, correspondence, personnel, facilities, and properties of the Company; provide the Buyer and its officers, attorneys, accountants, and representatives all information and material pertaining to the business and affairs of the Company as the Buyer may deem necessary or appropriate; and use its best efforts to afford Buyer and its officers, attorneys, accountants, and representatives the opportunity to meet with the customers and suppliers of the Company to discuss the business, condition (financial or otherwise), operations, and prospects of the Company. Any investigation by the Buyer or its officers, attorneys, accountants, or representatives shall not in any manner affect the representations and warranties of the Company contained herein.

         4.2 Compliance. The Company shall not take or fail to take any action which action or failure to take such action shall cause the representations and warranties made by the Company herein to be untrue or incorrect as of the Closing.

         4.3 Satisfaction of All Conditions Precedent. The Company shall use its best efforts to cause all conditions precedent to the obligations of the Buyer hereunder to be satisfied by the Closing.

         4.4 Notice of Developments. The Company shall notify the Buyer of any material problems or developments with respect to the business, operations, or prospects of the Company.

         4.5 Notice of Breach. The Company shall, immediately upon becoming aware thereof, give detailed written notice to the Buyer of the occurrence of, or the impending or threatened occurrence of, any event which would cause or constitute a breach, or would have caused or constituted a breach had such event occurred or been known to the Company prior to the date of this Agreement, of any of the Company's covenants, agreements, representations, or warranties contained or referred to herein or in any document delivered in accordance with the terms hereof.

         4.6 Notice of Litigation. Immediately upon becoming aware thereof, the Company shall notify the Buyer of (a) any suit, action, or proceeding (including, without limitation, any tax claim, assessment, notice, or audit or proceeding involving a labor dispute or grievance or union recognition or any suit, action, or proceeding alleging the violation of any environmental law, regulation, or code) to which the Company becomes a party or which is threatened against the Company, (b) any order or decree or any complaint praying for an order or decree restraining or enjoining the consummation of this Agreement or the agreements and documents to be executed and delivered in accordance herewith, or (c) any notice from any tribunal of its intention to institute an investigation into, or to institute a suit or proceeding to restrain or enjoin the consummation of, this Agreement or the agreements and documents to be executed and delivered in accordance herewith or to nullify or render ineffective this Agreement or the agreements and documents to be executed and delivered in accordance herewith.

                                   ARTICLE 5

                             CONDITIONS TO CLOSING

         5.1 Conditions to Obligations of Buyer. The obligations of the Buyer to consummate the transactions contemplated hereby are subject to the fulfillment of each of the following conditions:

                 (a) The representations and warranties of the Company contained in this Agreement shall be true and correct at and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing Date; the Company shall have performed and complied with all agreements required by this Agreement to be performed or complied with by the Company at or prior to the Closing; and the Buyer shall have received a certificate, dated as of the Closing Date, signed by the Company to the foregoing effect.

                 (b) No action or proceeding shall have been instituted or threatened for the purpose or with the possible effect of enjoining or preventing the consummation of this Agreement or seeking damages on account thereof.

                 (c) The Buyer shall have received from the Company a certificate of the Secretary of the Company certifying as to (i) the Articles of Incorporation and Bylaws of the Company, (ii) resolutions of the Company's Board of Directors authorizing the execution, delivery, and performance of this Agreement and the agreements and documents to be executed and delivered in accordance herewith, (iii) the incumbency of the directors and officers of the Company, and (iv) the signatures of the officers who execute documents on behalf of the Company in connection herewith.

                 (d) The Buyer shall have received certificates and instruments representing the Securities, each registered in the name of the Buyer.

                 (e) Each of the Maynard Family Trust, the John N. Nanni Trust, and Tim Martin (the "Original Stockholders") shall have executed and delivered to the Buyer a Pledge and Security Agreement (herein so called) substantially in the form of Exhibit C attached hereto and delivered to the Buyer the certificates evidencing the shares of capital stock of the Company owned by such Original Stockholders, together with appropriate stock powers and financing statements, and Robert Maynard and Tim Martin shall have terminated that certain Transfer of Voting Rights Agreement, which termination shall be irrevocable and effective upon the occurrence of an Event of Default (as defined under the Pledge and Security Agreement to be executed by Tim Martin).

                 (f) Pursuant to the Pledge and Security Agreements, the Original Stockholders will have pledged that number of shares of Common Stock that equals at least 40.87% of the Fully Diluted Number of shares of Common Stock.

                 (g) The Company shall have executed and delivered to the Buyer the Security Agreement in the form of Exhibit B attached hereto.

                 (h) All consents and approvals required in connection with the execution, delivery, and performance of this Agreement and the agreements and documents to be executed and delivered in accordance herewith shall have been obtained, and the Buyer shall have received a certificate, dated as of the Closing Date, signed by the Company to the foregoing effect.

                 (i) M. J. Capital Partners, L.P. shall have executed and delivered to the Buyer the Subordination and Intercreditor Agreement in the form of Exhibit D attached hereto.

                 (j) William O. Hunt, his spouse, the William Hunt Retirement Trust, B&G Partnership, Ltd. and BCG Partnership, Ltd. shall have executed and delivered to the Buyer a Voting Agreement (herein so called) in the form of Exhibit F attached hereto.

                 (k) All certificates, instruments, and other documents required to be executed or delivered by or on behalf of the Company and the Original Stockholders under the provisions of this Agreement, and all other actions and proceedings required to be taken by or on behalf of the Company and the Original Stockholders in furtherance of the transactions contemplated hereby, shall be reasonably satisfactory in form and substance to counsel for the Company.

The decision of the Buyer to consummate the transactions contemplated hereby without the satisfaction of any of the preceding conditions shall not constitute a waiver of any of the Company's representations, warranties, covenants, or indemnities herein.

         5.2 Conditions to Obligations of the Company. The obligations of the Company to consummate the transactions contemplated hereby are subject to the fulfillment of the following conditions:

                 (a) The Buyer's representations and warranties contained in this Agreement shall be true and correct at and as of the Closing with the same effect as though such representations and warranties had been made as of the Closing; all agreements to be performed hereunder by the Buyer at or prior to the Closing shall have been performed; and the Company shall have received a certificate, dated as of the Closing Date, signed by the Buyer to the foregoing effects.

                 (b) The Buyer shall have delivered to the Company the consideration for the Securities provided for in Section 1.2 hereof.

                                   ARTICLE 6

                                  TERMINATION

         This Agreement may be terminated prior to the Closing by (a) the mutual consent of the Buyer and the Company, (b) the Company upon the failure of the Buyer to perform or comply with any of its covenants or agreements contained herein prior to the Closing or if any representation or warranty of the Buyer hereunder shall not have been true and correct as of the time at which such was made, (c) the Buyer upon the failure of the Company to perform or comply with any of its covenants or agreements contained herein or if any representation or warranty of the Company hereunder shall not have been true and correct as of the time at which such was made, or (d) either the Company or the Buyer if the Closing does not occur by September 30, 1996; provided, that no party may terminate this Agreement pursuant to (b) or (c) above if such party is, at the time of any such attempted termination, in breach of any term hereof.

                                   ARTICLE 7

                              REGISTRATION RIGHTS

         7.1 Demand Registration. If, at any time after the Closing Date, the Buyer shall request the Company to effect the registration under the Securities Act of the Shares or any other shares of Common Stock held by the Buyer (collectively, the "Buyer Stock"), then the Company shall promptly use its best efforts to effect the registration under the Securities Act of the shares of Buyer Stock that the Company has been requested to register. The Company shall not be obligated to effect more than one registration statement pursuant to this Section 7.1 (provided, however, that if the Buyer is unable to make any sales of Buyer Stock pursuant to any such registration statement through no fault of its own, the Buyer shall not be deemed to have forfeited its registration rights under this Section 7.1). No securities owned by any person or entity other than the Buyer may be included in such registration statement without the consent of the Buyer. Notwithstanding the foregoing, the Company shall not be required to effect a registration pursuant to this Section
7.1 until the earlier to occur of (a) the date the Company has first sold any securities pursuant to a registration statement filed with the Securities and Exchange Commission (the "SEC") under the Securities Act or (b) the Company otherwise becomes subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.

         7.2 Piggyback Registration. If the Company at any time proposes for any reason to register any of its securities under the Securities Act (other than pursuant to a registration statement on Form S-4 or Form S-8 or a similar or successor form), it shall each such time promptly give written notice to the Buyer of its intention so to do, and, upon the written request of the Buyer given within 30 days after receipt of any such notice to register any of its Buyer Stock (which request shall specify the Buyer Stock intended to be sold or disposed of by the Buyer), the Company shall use its best efforts to cause all such Buyer Stock to be registered under the Securities Act promptly upon receipt of the written request of the Buyer for such registration, all to the extent requisite to permit the sale or other disposition by the Buyer of the Buyer Stock so registered. If the proposed registration by the Company is, in whole or in part, an underwritten public offering of Common Stock, then any request pursuant to this Section 7.2 to register the Buyer Stock may specify that such shares are to be included in the underwriting on the same terms and conditions as the shares of Common Stock otherwise being sold through underwriters under such registration; provided, however, that if the managing underwriter or underwriters of such offering shall advise the Company in writing that, because of the size of the offering intended to be made, the success of the offering would be materially and adversely effected by the inclusion of the Buyer Stock requested to be included, then the amount of securities to be offered for the account of the Buyer shall be reduced to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter or underwriters; provided, further, that the proportion by which the amount of Buyer Stock to be offered by the Buyer is reduced shall not exceed the proportion by which the amount of Common Stock intended to be offered by each other shareholder of the Company is reduced.

         7.3 Preparation and Filing. If and whenever the Company is under an obligation pursuant this Article 7 to effect the registration of the Buyer Stock, the Company shall, as expeditiously as practicable:

                 (a) prepare and file with the SEC a registration statement with respect to such Buyer Stock and use its best efforts to cause such registration statement to become and remain effective;

                 (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for at least nine months or until the Buyer Stock is sold pursuant to such registration statement, whichever is earlier, and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all the Buyer Stock covered by such registration statement;

                 (c) furnish to the Buyer such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the Buyer may reasonably request in order to facilitate the public sale or other disposition of the Buyer Stock;

                 (d) use its best efforts to register or qualify the Buyer Stock covered by such registration statement under the securities or blue sky laws of such jurisdictions as the Buyer shall reasonably request and do any and all other acts or things which may be necessary or advisable to enable the Buyer to consummate the public sale or other disposition of such securities in such jurisdictions, provided that the Company will not be required to qualify as a foreign corporation or to execute a general consent that would subject it to service of process in suits, other than those arising out of the offering or sale of the Common Stock, in any jurisdiction where it is not now so subject;

                 (e) at any time when a prospectus covered by such registration statement is required to be delivered under the Securities Act within the appropriate period mentioned in clause (b) of this Section 7.3, notify the Buyer of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of the Buyer, prepare and furnish to the Buyer a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

                 (f)      furnish, at the request of the Buyer pursuant to this
         Article 7, on the date that the Buyer Stock is delivered to the underwriters for sale in connection with a registration pursuant to this Article 7, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Buyer and (ii) a comfort letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Buyer.

         7.4 Registration Expenses. The Company shall pay all expenses incurred by the Company in complying with this Article 7 including, without limitation, all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), all fees and expenses of complying with securities and blue sky laws, all accounting fees, all printing expenses, and all fees and disbursements of counsel, including, with respect to each registration effected pursuant to Section 7.1 or 7.2, reasonable fees and disbursements of not more than one counsel for the Buyer; provided, however, that all underwriting discounts and selling commissions applicable to the Buyer Stock covered by registrations effected pursuant to Sections 7.1 or 7.2 shall be borne by the Buyer in proportion to the number of shares of Common Stock sold by the Buyer.

         7.5     Indemnification and Contribution.

                 (a) The Company shall indemnify and hold harmless the Buyer, each of the Buyer's officers and directors, each person controlling the Buyer, each underwriter, each of such underwriter's officers and directors, and each person controlling such underwriter against all claims, losses, damages, and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular, or other document (including any related registration statement, notification, or the like) incident to any registration, qualification, or compliance pursuant to this Article 7, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or other securities laws or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance, and will reimburse the Buyer, each of the Buyer's officers and directors, each person controlling the Buyer, each such underwriter, each such underwriter's officers and directors, and each person controlling such underwriter for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability, or action; provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by the Buyer or such underwriter and stated to be specifically for use therein. Such indemnity shall remain in full force and effect regardless of any investigation made by the Buyer or other indemnified entity or person and shall survive the transfer of the Buyer Stock by the Buyer.

                 (b) The Buyer shall indemnify and hold harmless the Company, each of the Company's directors and officers, each person controlling the Company, each underwriter, if any, of the securities covered by such a registration statement, each person controlling such underwriter, each other selling stockholder, each of such stockholder's officers and directors, and each person controlling such selling stockholder against all claims, losses, damages, and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such stockholders, directors, officers, persons, underwriters, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement or omission is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by the Buyer and stated to be specifically for use therein; provided, however, that the obligations of the Buyer hereunder shall be limited to an amount equal to the proceeds to the Buyer of the sale of the Buyer Stock pursuant to the specific offering giving rise to such claims, losses, damages, or liabilities.

                 (c)      Each party entitled to indemnification under this
         Section 7.5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be paid by the Indemnified Party unless (and such fees and expenses shall be paid by the Indemnifying Party if) (i) the Indemnifying Party agrees to pay the same, (ii) the Indemnifying Party fails to assume the defense of such action with counsel reasonably satisfactory to the Indemnified Party, or (iii) the named parties to any such action (including any impleaded parties) have been advised by counsel for the Indemnified Party that either (A) representation of the Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct or (B) there may be one or more legal defenses available to the Indemnified Party which are different from or additional to those available to the Indemnifying Party (in which case the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party), and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 7.5, except to the extent the Indemnifying Party is materially prejudiced thereby. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

                 (d)      If the indemnification provided for in this Section
         7.5 from the Indemnifying Party is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities, or expenses referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities, or expenses in such proportion as is appropriate to reflect the relative faults of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such losses, claims, damages, liabilities, or expenses, as well as any other relevant equitable considerations. The relative faults of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such action.
         The amount paid or payable by a party as a result of the losses, claims, damages, liabilities, and expenses referred to above shall be deemed to include, subject to the limitations set forth in Subsection 7.5(c) above, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Subsection 7.5(d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in this Subsection 7.5(d).

         7.6 Assignment of Registration Rights. The Company acknowledges and agrees that, notwithstanding any limitations contained in Section 9.9 of this Agreement, the rights to cause the Company to register the Buyer Stock under this Article 7 may (but need not) be transferred or assigned to any transferee(s) or assignee(s) of any Buyer Stock; provided, however, that in no event may the holder(s) of less than 25% of the Buyer Stock outstanding at the time of any demand or request for registration under Sections 7.1 or 7.2 hereof require the Company to effect any such registration under either such section.

                                   ARTICLE 8

                       ADDITIONAL POST-CLOSING COVENANTS

         8.1 Post-Closing Inspection. For as long as any indebtedness remains unpaid under the Senior Note or the Buyer and its Affiliates own at least 10% of the Fully Diluted Number of shares of Common Stock, the Company shall permit the Buyer, or any authorized representative thereof, to visit and inspect the properties of the Company, including its corporate and financial records, and to discuss its business and finances with officers of the Company, during normal business hours following reasonable notice and as often as may be reasonably requested.

         8.2     Financial Statements and Other Information.

                 (a) For as long as any indebtedness remains unpaid under the Senior Note or the Buyer and its Affiliates own at least 10% of the Fully Diluted Number of shares of Common Stock, the Company shall deliver to the Buyer:

                          (i) within 90 days after the end of each fiscal year of the Company, an audited balance sheet of the Company as at the end of such year and audited statements of income and of changes in financial condition of the Company for such year, certified by certified public accountants of established national reputation selected by the Company that are reasonably satisfactory to the Buyer, and prepared in accordance with GAAP;

                          (ii) within 45 days after the end of each fiscal quarter of the Company, an unaudited balance sheet of the Company as at the end of such quarter, and unaudited statements of income and of changes in financial condition of the Company for such fiscal quarter and for the current fiscal year to the end of such fiscal quarter;

                          (iii) within 30 days after the end of each month, an unaudited balance sheet of the Company as at the end of such month and unaudited statements of income and of changes in financial condition of the Company for such month and for the current fiscal year to the end of such month, setting forth in comparative form the Company's projected financial statements for the corresponding periods for the current fiscal year;

                          (iv) within ten days after the discovery or notification that the Company is not in compliance with this Agreement, the agreements and documents executed and delivered herewith, or any other material agreement to which the Company is a party, a detailed statement outlining such noncompliance or default; and

                          (v) within ten days of delivery, such other notices, information, and data with respect to the Company as the Company delivers to the holders of its Common Stock, the SEC, or any securities exchange on which capital stock of the Company may be listed, and such other information and data as the Buyer may from time to time reasonably request.

                 (b) The foregoing financial statements shall be prepared on a consolidated basis if the Company then has any subsidiaries. The financial statements delivered pursuant to clauses (ii) and (iii) of paragraph (a) of this Section 8.2 shall be accompanied by a certificate in the form of Exhibit G hereto, executed by the chief financial officer of the Company (x) stating that such statements have been prepared in accordance with GAAP and fairly present the financial condition of the Company at the date thereof and for the periods covered thereby and (y) certifying and confirming that as of such date:

                          (A) no default or "Event of Default" (as defined in the Senior Note) has occurred, or if any such matter exists, stating the nature thereof, the period of existence thereof, and what action the Company proposes to take with respect thereto; and

                          (B) the Company has complied with all of the terms, covenants and conditions set forth in this Agreement, or if the Company has not so complied, stating the nature of such non-compliance, the period of existence thereof, and what action the Company proposes to take with respect thereto.

                 8.3 Additional Covenants. For as long as any indebtedness remains unpaid under the Senior Note or the Buyer and its Affiliates own at least 10% of the Fully Diluted Number of shares of Common Stock:

                 (a) The Company shall promptly pay and discharge, or cause to be paid and discharged, when due and payable, all taxes, assessments, and governmental charges or levies of any kind, including without limitation those imposed upon the income, profits, property, or business of the Company or any subsidiary of the Company; provided, however, that any such tax, assessment, charge, or levy need not be paid if the validity thereof shall be contested in good faith by appropriate proceedings and if the Company shall have set aside on its books adequate reserves therefor; and provided, further, that the Company shall pay all such taxes, assessments, charges, or levies forthwith upon the commencement of proceedings to foreclose any lien that may have attached as security therefor. The Company shall promptly pay or cause to be paid when due, or in conformance with customary trade terms or practices, all other indebtedness incident to the operations of the Company.

                 (b) The Company shall keep its properties and those of its subsidiaries in good repair, working order, and condition, reasonable wear and tear excepted, and from time to time shall make all needful and proper repairs, renewals, replacements, additions, and improvements thereto; and the Company and its subsidiaries shall at all times comply with the provisions of all material leases to which any of them is a party or under which any of them occupies property so as to prevent any loss or forfeiture thereof or thereunder.

                 (c) The Company shall keep its and its subsidiaries' assets that are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, extended coverage, and explosion insurance in amounts customary for companies in similar businesses similarly situated; and the Company shall maintain, with financially sound and reputable insurers, insurance against other hazards, risks, and liabilities to persons and property to the extent and in the manner customary for companies in similar businesses similarly situated. The Buyer acknowledges that the insurance policies maintained by or on behalf of the Company, as described in Section 2.14 of the Schedule, provide adequate insurance coverage for the year ending one year from the date hereof.

                 (d) The Company shall keep true records and books of account in which full, true, and correct entries will be made of all dealings or transactions in relation to its business and affairs in accordance with GAAP.

                 (e) The Company shall comply in all material respects with the requirements of all applicable laws, rules, regulations, and orders of any governmental authority.

         8.4 Negative Covenants. For as long as any indebtedness remains unpaid under the Senior Note, the Company shall not, without the prior written consent of the Buyer:

                 (a) issue or sell, or authorize for issuance or sale, additional shares of any class of capital stock (except for the issuance or sale by the Company of any of its capital stock pursuant to the exercise of options or warrants outstanding as of the date hereof and disclosed in Section 2.2 of the Schedule), or issue, grant, or enter into any subscription, option, warrant, right, convertible security, or other agreement or commitment of any character obligating the Company to issue securities, if as a result of any such issuance, grant, or sale (i) the sum of the number of shares of Common Stock and Preferred Stock owned by the Buyer, Carl H. Westcott, Jack Smith and Buyer's Affiliates, plus the number of shares of Common Stock pledged to the Buyer pursuant to a Pledge and Security Agreement executed pursuant hereto shall not equal or exceed 51% of the sum of the number of shares of Common Stock and Preferred Stock outstanding, or (ii) the shares of capital stock owned by the Buyer, Carl H. Westcott, Jack Smith and Buyer's Affiliates, plus the shares of capital stock pledged to the Buyer pursuant to the Pledge and Security Agreements executed pursuant hereto shall not, upon the occurrence of a Payment Default (as defined in the Voting Agreement), entitle the Buyer to a majority of the voting power of all classes of capital stock of the Company;

                 (b) declare, set aside, make, or pay any dividend or other distribution with respect to its capital stock, or redeem, purchase, or otherwise acquire, directly or indirectly, any of its capital stock;

                 (c) make any loan or advance to, or own any stock or other securities of, any subsidiary or other corporation, partnership, or other entity;

                 (d) make any loan or advance to any person, including, without limitation, any employee or director of the Company or any subsidiary, except advances and similar expenditures in the ordinary course of business which, with respect to employees and related parties, may not exceed $5,000 per individual and $50,000 in the aggregate;

                 (e)      guarantee, directly or indirectly, any indebtedness;

                 (f) merge with or into or consolidate with any other corporation, or sell, lease, or otherwise dispose of all or substantially all of the Company's properties or assets;

                 (g) voluntarily dissolve, liquidate, or wind up or carry out any partial liquidation or distribution or transaction in the nature of a partial liquidation or distribution;

                 (h) take any action to cause any amendment, alteration, or repeal of any of the provisions of the Company's Articles of Incorporation or Bylaws, or change the size of its Board of Directors or the quorum requirements for meetings of its Board of Directors;

                 (i)      recapitalize or reorganize;

                 (j) enter into, modify, amend, or terminate any agreement between any of the Company's stockholders and the Company;

                 (k) pledge, mortgage, hypothecate, or grant a lien or security interest in, or permit or suffer the creation or existence of any pledge, mortgage, hypothecation, lien, or security interest in, any of the Company's assets, except (i) security interests and any other liens in favor of Buyer, (ii) liens for taxes not yet due and payable, (iii) mechanic's liens and materialman's liens for services or materials for which payment is not yet due, (iv) landlord's liens for rental not yet due and payable and which, to the extent the same encumbers any of the collateral securing the Senior Note, is subordinate to the security interests in favor of Buyer, (v) liens in favor of Texas Commerce Bank National Association securing indebtedness not to exceed $150,000 at any time evidenced by that certain Revolving Promissory Note dated March 4, 1996, executed by Company and payable to the order of Texas Commerce Bank National Association, and (vi) liens created pursuant to that certain Security Agreement dated March 31, 1996, executed by Company in favor of M.J. Capital Partners, L.P., provided that such liens are subordinated to the security interests and liens in favor of Buyer in the manner provided in the Subordination and Intercreditor Agreement attached hereto as Exhibit D;

                 (l) enter into any transaction, including, without limitation, the purchase, sale, or exchange of property or the rendering of any service, with any Affiliate except in the ordinary course of, and pursuant to the reasonable requirements of, the Company's business and upon fair and reasonable terms no less favorable to the Company than would have been obtained in a comparable arm's-length transaction with a person not an Affiliate;

                 (m) enter into any line of business other than the one in which the Company is engaged on the date hereof;

                 (n) make any expenditures for fixed or capital assets if such expenditures would cause the aggregate of all such expenditures made by the Company after the date hereof to exceed $100,000 without the prior written consent of the Buyer, which consent will not be unreasonably withheld, provided that notwithstanding the foregoing the Company may make capital expenditures for modem and peripheral computer equipment with respect to new subscribers of the Company's services (net of any subscribers who have canceled or failed to renew the Company's services) in an amount not in excess of $50.00 for each such new subscriber;

                 (o) assign or transfer, or attempt to assign or transfer, any of the Company's rights, duties, or obligations under this Agreement or any other agreement or document delivered and executed herewith; or

                 (p) incur any indebtedness for money borrowed other than bank debt not to exceed $150,000 in the aggregate.

         8.5 Limitation on Issuances of Capital Stock. For as long as the Buyer and its Affiliates own at least 10% of the Fully Diluted Number of shares of Common Stock, the Company shall not, without the prior written consent of the Buyer, issue shares of its Common Stock at, or securities convertible or exercisable for shares of Common Stock with a conversion or exercise price equal to, a price per share less than $3.75 (subject to appropriate and equitable adjustment in the event of stock splits, dividends, subdivisions, recapitalizations and similar transactions).

         8.6 Payment of Taxes. On or before the expiration of fifteen (15) days following the Closing Date, the Company shall pay in full all amounts owing with respect to all unpaid payroll and sales taxes, including, without limitation, the unpaid payroll and sales taxes disclosed in Section 2.11 of the Schedule.

         8.7     Subordination Agreement.  On or before the expiration of ten
(10) days following the Closing Date, (i) Texas Commerce Bank National Association ("TCB") shall have entered into a Subordination and Intercreditor Agreement with Buyer in the form of Exhibit D attached hereto or otherwise in form and substance satisfactory to Buyer, in its sole discretion, or (ii) Company shall have indefeasibly paid in full all outstanding indebtedness owing to TCB and terminated its loan commitment with TCB.

                                   ARTICLE 9

                                 MISCELLANEOUS

         9.1 Survival of Representations, Warranties, and Covenants. All representations, warranties, and covenants hereunder shall survive the Closing. All statements contained in any certificate or other instrument delivered by the Company pursuant to this Agreement or any agreement or document to be executed and delivered in connection herewith shall constitute representations and warranties by the Company under this Agreement.

         9.2 Indemnification-General. The Company shall indemnify, defend, and hold the Buyer harmless from and against all liabilities, losses, and damages, together with all reasonable costs and expenses related thereto (including legal and accounting fees and expenses), arising from the untruth, inaccuracy, or breach of any representations, warranties, or covenants made by the Company herein or in any other agreement or document executed or to be executed in connection herewith.

         9.3 Remedies. In case any one or more of the covenants and/or agreements set forth in this Agreement shall have been breached by any party hereto, any of the other parties hereto may proceed to protect and enforce its, his, or their rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Agreement.

         9.4 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

         9.5 Fees. The Company shall pay, and hold the Buyer harmless from and against liability for the payment of, (a) all costs and other expenses incurred prior to, on, or after the Closing Date in connection with the Company's performance of and compliance with all agreements and conditions contained herein on its part to be performed or complied with, and (b) all of the fees and disbursements of Baker & McKenzie, counsel to the Buyer, for its services in connection with this transaction, provided that the Buyer shall not be responsible for the attorney fees referred to in this clause (b) to the extent they exceed $25,000. The Company shall make such payments to Baker & McKenzie and the Buyer by certified bank or cashier's checks upon request. The Company further agrees that it shall pay and shall hold the Buyer harmless from and against any and all liabilities with respect to any stamp or similar taxes which may be determined to be payable in connection with the execution and delivery of this Agreement or any modification, amendment, or alteration of the terms or provisions of this Agreement and that it will similarly pay and hold the Buyer harmless from and against all issue taxes in respect of the issuance of the Securities purchased by the Buyer hereunder.

         9.6 Exchanges; Lost, Stolen or Mutilated Certificates. Upon surrender by the Buyer to the Company of certificates or instruments for Securities purchased or acquired by the Buyer hereunder, the Company, at its expense, shall issue in exchange therefor, and deliver to the Buyer, a new certificate or instrument, as the case may be, in such denomination or denominations as may be requested by the Buyer. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of any certificate or original instrument representing any Securities purchased or acquired by the Buyer hereunder, and in case of any such loss, theft, or destruction, upon delivery of any indemnity agreement satisfactory to the Company, or in case of any such mutilation, upon surrender and cancellation of such certificate or instrument, the Company at its expense shall issue and deliver to the Buyer a new certificate or instrument, as the case may be, of like tenor, in lieu of such lost, stolen, or mutilated certificate.

         9.7 Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be deemed given (a) when personally delivered or (b) on the third day following the day it is mailed, by certified or registered mail, return receipt requested, in either case to the appropriate address indicated below or such other address as the interested recipient may have furnished to the other parties hereto:

                 (i)      If to the Buyer:

                          First Computer Services Corporation
                          c/o John Curtis
                          Two Galleria Tower, Suite 900
                          13455 Noel Road
                          Dallas, Texas 75240

                 (ii)     If to the Company:

                          Internet America, Inc.
                          One Dallas Centre
                          350 N. St. Paul, Suite 200
                          Dallas, Texas 75201
                          Attn:  Robert Maynard

         Any party may change its address for notices hereunder by proper notice to all other parties.

         9.8 Amendments and Waivers. Except as may otherwise expressly be provided herein, this Agreement may be amended, and compliance by the Company with any provision hereof may be waived, by a written agreement or instrument signed by the Company and the Buyer.

         9.9 Parties in Interest; Assignment. All of the terms and provisions of this Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns. There shall be no third party beneficiaries of this Agreement. The Buyer may assign any or all of its rights and privileges under this Agreement and the agreements and documents executed and to be executed in connection herewith (provided that the Company need only obtain the written agreement of the Buyer (and not such assignees) in order to secure a waiver of any covenant set forth herein or therein); provided that such assignee is an accredited investor (as defined in Regulation D under the Securities Act) and the Buyer or such assignee provides the Company a certificate to the foregoing effect. The Company may not assign any of its rights, privileges, duties, or obligations hereunder without the prior written consent of the Buyer. Any assignment in violation of the foregoing shall be null and void.

         9.10 Dealings Between the Company and the Buyer. The Company and the Buyer hereby agree that so long as Jack Smith is an Affiliate of Buyer, Jack Smith is designated as the Buyer's sole contact with the Company with respect to the Buyer's dealings with the Company in connection with the transactions contemplated by this Agreement.

         9.11 Counterparts. This Agreement may be executed in counterparts, and all parties need not execute the same counterpart. However, no party shall be bound by this Agreement until all parties have executed a counterpart.

         9.12 Severability. If any provision of this Agreement shall be held to be unenforceable by a court of competent jurisdiction, such provision shall be severed from this Agreement and the remainder of this Agreement shall continue in full force and effect.

         9.13 Complete Agreement. This Agreement and the agreements and documents to be executed and delivered in connection herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements, or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                       THE BUYER:

                                       FIRST COMPUTER SERVICES CORPORATION

                                       By:     /s/ John D. Curtis
                                          -------------------------------------
                                       Its:    President


                                       THE COMPANY:

                                       INTERNET AMERICA, INC.


                                       By:     /s/ Robert Maynard
                                          -------------------------------------
                                       Its:    Chief Executive Officer



                                    EXHIBITS

A - Promissory Note
B - Security Agreement
C - Pledge and Security Agreement

                                   EXHIBIT A


THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED OR DISPOSED OF UNLESS AND UNTIL THIS
NOTE IS REGISTERED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.


                                PROMISSORY NOTE

$1,767,713.00                                                 September 25, 1996


         FOR VALUE RECEIVED, the undersigned, INTERNET AMERICA, INC., a Texas corporation ("Maker"), promises to pay to the order of First Computer Services Corporation, a Delaware corporation ("Payee"), by wire transfer to Chase Manhattan Bank Delaware, 1201 Market Street, Wilmington, Delaware 19801-1167, First Computer Services Corporation, Account Number 6301-224-758500 (or such other place as Payee may from time to time designate), the sum of One Million Seven Hundred Sixty-Seven Thousand Seven Hundred Thirteen and No/100 Dollars ($1,767,713.00), together with interest on the unpaid principal balance from time to time outstanding at a rate per annum equal to 10.0% (calculated on the basis of actual days elapsed, but computed as if each calendar year consisted of 360 days); provided that, in no event shall the interest rate hereunder exceed the Highest Lawful Rate (as hereinafter defined); "Highest Lawful Rate" means, at any given time during which indebtedness shall be outstanding hereunder, the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged, or received on the indebtedness evidenced by this Note under the laws of the United States and the State of Delaware applicable thereto which are presently in effect or, to the extent allowed by law, under such applicable laws of the United States and the State of Delaware which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow, in any case after taking into account, to the extent required by applicable law, any and all relevant payments or charges under this Note and any documents executed in connection herewith.

         Interest on this Note shall accrue from the date hereof. All principal of and interest on this Note shall be paid on the first anniversary of the date hereof.

         All past due principal of and accrued interest on this Note shall bear interest from maturity (stated, by acceleration, or otherwise) until indefeasibly paid in full at the lesser of 18% and the Highest Lawful Rate.

         1. Prepayments. The accrued but unpaid interest on this Note may be prepaid in whole or in part at any time without penalty or premium. The unpaid principal balance of this Note may be prepaid in whole or in part at any time without premium or penalty, but only if all accrued interest on the amount of each such prepayment is paid to the date of such prepayment.

         2. Events of Default and Remedies. Without notice or demand (which are hereby waived), the entire unpaid principal balance of and all accrued interest on this Note shall immediately become due and payable at the option of the holder hereof upon the occurrence of any one or more of the following events of default (individually or collectively, herein called an "Event of Default"):

                 (a) the failure or refusal of Maker to pay all or any part of the principal of or accrued interest on this Note as and when the same becomes due and payable in accordance with the terms hereof;

                 (b) the occurrence of a breach, default, or event of default under Sections 8.4, 8.6 or 8.7 of that certain Securities Purchase Agreement dated as of September 25, 1996 (the "Securities Purchase Agreement") between Payee and Maker;

                 (c) the occurrence of a breach, default, or event of default under the Securities Purchase Agreement (other than as specified in Section 2(b) above), and the continuation of such breach, default, or event of default for a period of twenty days after (i) written notice thereof is delivered by Payee to Maker or (ii) the failure of Maker to deliver the compliance certificate required by
         Section 8.2(b) of the Securities Purchase Agreement or (iii) the date specified in the compliance certificate as the date of the occurrence of such breach, default, or event of default, whichever is the earliest to occur;

                 (d) any representation or warranty made by Pledgor (as defined in those certain Pledge and Security Agreements (herein so called), dated on or about the date hereof, executed by Payee and each of the Maynard Family Trust, the John N. Nanni Trust, and Tim Martin), or any of such Pledgor's officers or trustees, under or in connection with any of the Pledge and Security Agreements shall prove to have been incorrect in any material respect when made;

                 (e) the occurrence of breach or event of default under that certain Voting Agreement dated on or about the date hereof among William O. Hunt, his spouse, the William Hunt Retirement Trust, B&G Partnership, Ltd., BCG Partnership, Ltd. and Maker;

                 (f)       Maker, Pledgor or any guarantor of this Note shall
         (i) become insolvent within the meaning of the Bankruptcy Code of the United States, as amended, (ii) admit in writing its or his inability to pay or otherwise fail to pay its or his debts generally as they become due, (iii) voluntarily seek, consent to, or acquiesce in the benefit or benefits of any Debtor Relief Law (meaning the Bankruptcy Code of the United States, as amended, and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws from time to time in effect affecting the rights of creditors generally), or (iv) be made the subject of any proceeding provided for by any Debtor Relief Law that could suspend or otherwise affect any of the rights of the holder hereof;

                 (g) the nonpayment when due of any other material indebtedness owed by Maker, or the occurrence of any event under any document or instrument evidencing, securing, or executed in connection with any such indebtedness which could give the holder thereof the right to declare such indebtedness or any part thereof due prior to its scheduled maturity;

                 (h) the discovery by the holder hereof that any statement, representation, or warranty made by Maker in any writing, document, or instrument ever delivered to the holder hereof in connection herewith was at the time made false, misleading, or erroneous in any material respect;

                 (i) the occurrence of a breach, default, or event of default under any security agreement, deed of trust, mortgage, assignment, or other collateral document or instrument executed and delivered by Maker (other than as specified above in this Section 2), any Pledgor or any guarantor in connection herewith and the continuation of such default or event of default for a period of twenty days after notice thereof from Payee to Maker;

                 (j) any guarantor or Pledgor that is an entity dissolves; a final judgment is entered against Maker, Pledgor or any guarantor of this Note for the payment of money in excess of $25,000 in the aggregate and remains unsatisfied for thirty days after entry, or any property of Maker or any such guarantor or Pledgor is attached, garnished or otherwise made such to legal process; or

                 (k) Robert Maynard is no longer the Chief Executive Officer of Maker.

         Upon the occurrence of an Event of Default, the holder of this Note may (a) offset against this Note any sum or sums owed by the holder hereof to Maker or any guarantor of this Note, (b) foreclose any or all liens or security interests given to secure the repayment of the indebtedness evidenced by this Note, and (c) proceed to protect and enforce its rights either by suit in equity and/or by action at law, or by other appropriate proceedings, whether for the specific performance of any covenant or agreement contained in this Note or any document or instrument executed and delivered by Maker or any guarantor of this Note in connection with this Note or in aid of the exercise of any power or right granted by this Note or any document or instrument executed and delivered by Maker or any guarantor of this Note in connection with this Note or to enforce any other legal or equitable right of the holder of this Note.

         3.      Cumulative Rights.  No delay on the part of the holder of this
Note in the exercise of any power or right under this Note, or under any document or instrument executed in connection herewith, shall operate as a waiver thereof, nor shall a single or partial exercise of any other power or right. Enforcement by the holder of this Note of any security for the payment hereof shall not constitute any election by it of remedies so as to preclude the exercise of any other remedy available to it.

         4. Waiver. Maker, and each surety, endorser, guarantor, and other party ever liable for the payment of any sum of money payable on this Note, jointly and severally waive demand, presentment, protest, notice of nonpayment, notice of intention to accelerate, notice of acceleration, notice of protest, and any and all lack of diligence or delay in collection or the filing of suit hereon which may occur; agree that their liability on this Note shall not be affected by any renewal or extension in the time of payment hereof, by any indulgences, or by any release or change in any security for the payment of this Note; and hereby consent to any and all renewals, extensions, indulgences, releases, or changes hereof or hereto, regardless of the number of such renewals, extensions, indulgences, releases, or changes.

         5. Attorneys' Fees and Costs. In the event an Event of Default shall occur, and in the event that thereafter this Note is placed in the hands of attorneys for collection, or in the event this Note is collected in whole or in part through legal proceedings of any nature, then and in any such case Maker promises to pay all costs of collection, including, but not limited to, reasonable attorneys' fees, incurred by the holder hereof on account of such collection.

         6. NO ORAL AGREEMENTS. THIS NOTE (ALONG WITH THE SECURITIES PURCHASE AGREEMENT AND THE OTHER DOCUMENTS AND INSTRUMENTS EXECUTED AND DELIVERED PURSUANT THERETO) REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         7. Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of Delaware.

         8. Severability. If any provision of this Note shall be held to be unenforceable by a Court of competent jurisdiction, such provisions shall be severed from this Note and the remainder of this Note shall continue in full force and effect.

         9. Assignment. This Note, or any portion hereof, may be assigned by Payee without the consent of Maker. Any such assignment by Payee shall be in compliance with the Securities Act and applicable state securities laws and Maker shall have received a certificate to the foregoing effect from the Payee or the assignee.

         IN WITNESS WHEREOF, the undersigned has executed this Note as of the day and year first above written.

                                       INTERNET AMERICA, INC.


                                       By:     /s/ Robert Maynard
                                          -------------------------------------
                                       Its:    Chief Executive Officer

                                   EXHIBIT B

                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT is executed as of September 25, 1996, by INTERNET AMERICA, INC., a Texas corporation (whether one or more, "Debtor"), for the benefit of FIRST COMPUTER SERVICES CORPORATION, a Delaware corporation ("Secured Party").

         FOR VALUABLE CONSIDERATION, the receipt and adequacy of which are hereby acknowledged, Debtor hereby covenants and agrees with Secured Party as follows:

         1. Certain Definitions. Unless otherwise defined herein, or the context hereof otherwise requires, each term defined in the UCC is used in this agreement with the same meaning; provided that if any definition given a term in Chapter 9 of the UCC conflicts with the definition given that term in any other chapter of the UCC, the Chapter 9 definition shall prevail. As used herein, the following terms have the meanings indicated:

                 Collateral has the meaning set forth in Paragraph 3.

                 Debtor Relief Law means the Bankruptcy Code of the United States of America and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, or similar debtor relief Laws from time to time in effect affecting the rights of creditors generally.

                 Default has the meaning set forth in Paragraph 6.

                 Highest Lawful Rate means the maximum rate of interest (or, if the context so requires, an amount calculated at such rate) which Secured Party is allowed to contract for, charge, take, reserve, or receive under applicable Law after taking into account, to the extent required by applicable Law, any and all relevant payments or charges under the Related Papers.

                 Laws means all applicable statutes, laws, ordinances, regulations, orders, writs, injunctions, or decrees of any state, commonwealth, nation, territory, possession, county, parish, municipality, or Tribunal.

                 Lien means any lien, mortgage, security interest, charge, or encumbrance of any kind, including, without limitation, the rights of a vendor, lessor, or similar party under any conditional sales agreement or other title retention agreement or lease substantially equivalent thereto, any production payment, and any other right of or arrangement with any creditor to have his claim satisfied out of any property or assets, or the proceeds therefrom, prior to the general creditors of the owner thereof.

                 Note means that certain Promissory Note of even date herewith in the original principal amount of $1,767,713.00 executed by Debtor and payable to the order of Secured Party, as renewed, extended, amended or otherwise modified from time to time.

                 Obligation means (a) the indebtedness evidenced by the Note,
(b) all other present and future indebtedness, obligations, and liabilities, now or hereafter owed to Secured Party by Debtor whether such indebtedness, obligations, and liabilities are direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several or were, prior to acquisition thereof by Secured Party, owed to some other person or entity,
(c) all indebtedness, liabilities, and obligations of Debtor arising under this agreement, (d) interest accruing on, and attorneys' fees, court costs, and other costs of collection incurred in the collection or enforcement of, any of the indebtedness, liabilities, or obligations described in clauses (a) through
(c) above, and (e) any and all renewals and extensions of, or amendments to, any of the indebtedness, liabilities, and obligations described in clauses (a) through (d) above.

                 Obligor means any person or entity obligated with respect to any of the Collateral, whether as an account debtor, obligor on an instrument, issuer of securities, or otherwise.

                 Permitted Liens means (a) the Security Interest and any other Liens in favor of Secured Party, (b) Liens for taxes not yet due and payable,
(c) mechanic's Liens and materialman's Liens for services or materials for which payment is not yet due, (d) landlord's Liens for rental not yet due and payable and which, to the extent the same encumbers any of the Collateral, is subordinate to the Security Interest, (e) Liens in favor of Texas Commerce Bank National Association securing indebtedness not to exceed $150,000 at any time evidenced by that certain Revolving Promissory Note dated March 4, 1996, executed by Debtor and payable to the order of Texas Commerce Bank National Association, and (f) Liens created pursuant to that certain Security Agreement dated March 31, 1996, executed by Debtor in favor of M.J. Capital Partners, L.P., provided that such Liens are subordinated to the Security Interest in the manner provided in the Subordination and Intercreditor Agreement attached as Exhibit D to the Securities Purchase Agreement.

                 Related Papers means (a) this agreement, (b) all present and future agreements, documents, and instruments now or hereafter evidencing any of the Obligation, or assuring or securing payment thereof, (c) all agreements, documents, and instruments now or hereafter executed in connection herewith, and (d) any and all future renewals and extensions or restatements of, or amendments or supplements to, all or any part of the foregoing.

                 Securities Purchase Agreement means that certain Securities Purchase Agreement dated the date hereof between Debtor and Secured Party.

                 Security Interest means the security interest granted and the pledge and assignment made under Paragraph 2.

                 Tribunal means any court or governmental department, commission, board, bureau, agency, or instrumentality of the United States or of any state, commonwealth, nation, territory, possession, county, parish, or municipality, whether now or hereafter constituted or existing.

                 UCC means the Uniform Commercial Code as enacted in the State of Delaware or other applicable jurisdiction, as amended at the time in question

         2. Security Interest. In order to secure the full and complete payment and performance of the Obligation when due, Debtor hereby grants to Secured Party a security interest in the Collateral and pledges and assigns the Collateral to Secured Party, all upon and subject to the terms and conditions of this agreement. Such Security Interest is granted and pledge and assignment are made as security only and shall not subject Secured Party to, or transfer or in any way affect or modify, any obligation of Debtor with respect to any of the Collateral or any transaction involving or giving rise thereto.

         3. Collateral. As used herein, the term "Collateral" means the following items and types of property:

                 (a) Whether now owned or hereafter acquired by Debtor, wherever located, all other present and future accounts, general intangibles, chattel paper, documents, instruments, inventory, equipment, fixtures, other goods, minerals, money, and deposit accounts.

                 (b) The balance of every deposit account of Debtor and any claim of Debtor against Secured Party, now or hereafter existing, whether liquidated or unliquidated.

                 (c) All present and future increases, profits, combinations, reclassifications, improvements, and products of, accessions, attachments, and other additions to, tools, parts, and equipment used in connection with, and substitutes and replacements for, all or part of the Collateral heretofore described.

                 (d) All present and future accounts, general intangibles, chattel paper, documents, instruments, cash and noncash proceeds, and other rights arising from or by virtue of, or from the voluntary or involuntary sale or other disposition of, or collections with respect to, or insurance proceeds payable with respect to, or proceeds payable by virtue of warranty or other claims against manufacturers of, or claims against any other person or entity with respect to, all or any part of the Collateral heretofore described in this subparagraph or otherwise.

                 (e) All present and future security for the payment to Debtor of any of the Collateral heretofore described and goods which gave or will give rise to any of such Collateral or are evidenced, identified, or represented therein or thereby; provided that the description of Collateral contained in this Paragraph 3 shall not be deemed to permit any action prohibited by this agreement or by terms incorporated in this agreement.

         4. Representations and Warranties. Debtor represents and warrants to Secured Party that:

                 (a) Debtor is duly organized, validly existing, and in good standing in the jurisdiction of its formation, possesses all requisite authority, power, licenses, permits, and franchises to conduct its business and execute, deliver, and comply with the terms of the Related Papers, which have been duly authorized and approved by all necessary corporate or partnership action and for which no approval or consent of any Tribunal or other person or entity is required which has not been obtained, and has not used or transacted business under any other corporate, assumed, or trade name in the five-year period preceding the date hereof other than "INTRNTUSA, INC."

                 (b) All financial statements of Debtor heretofore furnished to Secured Party fairly present the financial condition of Debtor as of the date thereof, Debtor has no material direct or indirect, fixed or contingent liabilities not reflected therein or the notes thereto, and, except for transactions heretofore disclosed to Secured Party in writing and transactions contemplated by the Related Papers, there have been no material adverse changes in the financial condition of Debtor since the date of the most recent financial statement of Debtor furnished to Secured Party.

                 (c) The execution, delivery, and performance of and compliance with the terms of the Related Papers will not cause Debtor to be in violation of or default under (i) any applicable Laws, the articles of incorporation and bylaws or partnership agreement of Debtor (if applicable), or
(ii) any material agreement, document, or instrument to which Debtor is a party or by which any of its assets may be bound except to the extent any such violation or default has been waived in writing.

                 (d) Debtor is not involved in, or aware of the threat of, any material litigation, which, if determined adversely to Debtor, could have a material and adverse effect on Debtor's financial condition, and there are no unpaid or outstanding judgments against Debtor.

                 (e) All federal, state, foreign, and other tax returns of Debtor required to be filed have been filed, and all federal, state, foreign, and other taxes imposed upon Debtor which are due and payable have been paid, other than taxes being contested in good faith.

                 (f) The proceeds of and loans which are part of the Obligation have not and will not be used directly or indirectly for the purpose of purchasing or carrying, or for the purpose of extending credit to others for the purpose of purchasing or carrying, any "margin stock" as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System, as amended.

                 (g) Debtor's place of business and chief executive office is where Debtor is entitled to receive notices hereunder; the present and foreseeable location of Debtor's books and records concerning any of the Collateral that is accounts is as set forth on Schedule I hereto, and the location of all other Collateral is as set forth on Schedule I hereto (but the failure of such description to be accurate or complete shall not impair the Security Interest in such Collateral); and, except as noted on Schedule I hereto, all such books, records, and Collateral are in Debtor's possession.

                 (h) The Collateral that is or may be fixtures is located on or affixed to the real property described on Annex A hereto (but the failure of such description to be accurate or complete shall not impair the Security Interest in such Collateral).

                 (i) All Collateral that is accounts, chattel paper, instruments, or general intangibles is free from any claim for credit, deduction, or allowance of an Obligor and free from any defense, dispute, setoff, or counterclaim, and there is no extension or indulgence with respect thereto.

                 (j) All Collateral that is accounts, chattel paper, or instruments will be paid in full at maturity, and, if not paid, Debtor will, upon demand, promptly pay the amount represented to be owing on any thereof to Secured Party, or at Secured Party's option such unpaid amount may be deducted from any payment then or thereafter due from Secured Party to Debtor, and Secured Party may retain such account, chattel paper, or instrument as Collateral for any outstanding portion of the Obligation.

                 (k) All Collateral that is an assigned contract or assigned lease is in full force and effect; there have been no renewals or extensions of, or amendments, modifications, or supplements to, any thereof about which Secured Party has not been advised in writing; Debtor is in possession of the property covered by each such assigned lease; and no default or potential default has occurred and is continuing under any such assigned contract or assigned lease.

                 (l) Debtor owns all presently existing Collateral, and will acquire all hereafter-acquired Collateral, free and clear of all Liens except Permitted Liens.

         The delivery at any time by Debtor to Secured Party of Collateral or of additional specific descriptions of certain Collateral shall constitute a representation and warranty by Debtor to Secured Party hereunder that the representations and warranties of this Paragraph 4 are true and correct with respect to each item of such Collateral

         5. Certain Covenants. Until the Obligation is paid and performed in full, unless Debtor receives a prior written notification from Secured Party that Secured Party does not object to a deviation, Debtor covenants and agrees with Secured Party that Debtor will:

                 (a) Maintain, at the place where Debtor is entitled to receive notices under the Related Loan Papers, a current record of where all Collateral is located, permit representatives of Secured Party at any time during normal business hours to inspect and make abstracts from such records, and furnish to Secured Party, at such intervals as Secured Party may request, such documents, lists, descriptions, certificates, and other information as may be necessary or proper to keep Secured Party informed with respect to the identity, location, status, condition, and value of the Collateral.

                 (b) Fully perform all of Debtor's duties under and in connection with each transaction to which the Collateral, or any part thereof, relates, so that the amounts thereof shall actually become payable in their entirety to Secured Party.

                 (c) Promptly notify Secured Party of any change in any fact or circumstances represented or warranted by Debtor with respect to any of the Collateral or Obligation.

                 (d) Promptly notify Secured Party of any claim, action, or proceeding affecting title to all or any of the Collateral or the Security Interest and, at the request of Secured Party, appear in and defend, at Debtor's expense, any such action or proceeding.

                 (e) Hold in trust for Secured Party all Collateral that is chattel paper, instruments, or documents at any time received by Debtor and promptly deliver same to Secured Party unless Secured Party at its option (which may be evidenced only by a writing signed by Secured Party stating that Secured Party elects to permit Debtor to so retain) permits Debtor to retain the same, but any chattel paper, instruments, or documents so retained shall be marked to state that they are assigned to Secured Party (but the failure of same to be so marked shall not impair the Security Interest thereon).

                 (f) Not sell, lease, or otherwise dispose of, or permit the sale, lease, or disposition of, any Collateral except for sales, leases, and other dispositions except for dispositions in the ordinary course of Debtor's business not in excess of $50,000 in the aggregate.

                 (g) Not create, incur, or suffer or permit to be created or incurred or to exist any Lien upon or against any of the Collateral, except for Permitted Liens.

                 (h) Keep the Collateral that is inventory or equipment in good repair, working order, and condition and promptly make all necessary repairs or replacements to that end.

                 (i) Pay, before delinquent, all taxes lawfully levied against any of the Collateral.

                 (j) Keep the Collateral fully insured in such amounts, against such risks, and with such insurers as may be approved by Secured Party.

                 (k) At Debtor's expense and Secured Party's request, before or after a Default, file or cause to be filed such applications and take such other actions as Secured Party may request to obtain the consent or approval of any Tribunal to the Secured Party's rights hereunder, including, without limitation, the right to sell all the Collateral upon a Default without additional consent or approval from such Tribunal (and, because Debtor agrees that Secured Party's remedies at law for failure of Debtor to comply with this provision would be inadequate and that such failure would not be adequately compensable in damages, Debtor agrees that its covenants in this provision may be specifically enforced).

                 (l) From time to time promptly execute and deliver to Secured Party all such other assignments, certificates, supplemental documents, and financing statements, and do all other acts or things as Secured Party may reasonably request in order to more fully create, evidence, perfect, continue, and preserve the priority of the Security Interest.

                 (m) For any Collateral that is a fixture or an accession which has been attached to real estate or other goods prior to the perfection of the Security Interest, furnish Secured Party, upon demand, a disclaimer of interest in each such fixture or accession and a consent in writing to the Security Interest of Secured Party therein, signed by all persons and entities having any interest in such fixture or accession by virtue of any interest in the real estate or other goods to which such fixture or accession has been attached.

                 (n) If certificates of title are issued or outstanding with respect to any of the Collateral, cause the Security Interest to be properly noted thereon.

                 (o) Not use any of the Collateral, or permit the same to be used, for any unlawful purpose or in any manner inconsistent with the provisions or requirements of any policy of insurance thereon.

                 (p) Not modify or substitute, or permit the modification or substitution of, any contract to which any of the Collateral which is accounts relates.

                 (q) Not relocate Debtor's principal place of business, chief executive office, or place where Debtor's books and records related to accounts are kept, or otherwise relocate any of the other Collateral to a county, parish, or state other than as indicated above unless prior thereto Debtor (i) gives Secured Party 30 days prior written notice of such proposed relocation (such notice to include, without limitation, the name of the county or parish and state into which such relocation is to be made) and (ii) (unless the relocation is to a jurisdiction in which existing financing statements or other required filings have previously been made to perfect the Security Interest in such Collateral) executes and delivers all such additional documents and performs all additional acts as Secured Party in its sole discretion may request in order to continue or maintain the existence and priority of the Security Interest in such Collateral.

         6. Default. The term "Default," as used herein, means the occurrence of any one or more of the following events (including the passage of time, if any, specified therefor):

                 (a) The failure or refusal of Debtor to pay principal of or interest on the Obligation, or any part thereof, or to pay any fees on or in respect to all or any part of the Obligation, as the same become due in accordance with the terms of the Related Papers.

                 (b) The occurrence of an "Event of Default" under the Note.

                 (c) Any representation or warranty made by Debtor (or any of its officers) under or in connection with this agreement which shall prove to have been incorrect in any material respect when made, or any failure by Debtor to perform or observe any term, covenant or agreement contained in this agreement on its part to be performed or observed.

         7. Remedies. Should a Default occur and be continuing, Secured Party may, at its election, exercise any and all rights and remedies available to a secured party under the UCC, in addition to any and all other rights and remedies afforded by the Related Papers, at law, in equity, or otherwise, including, without limitation, (a) declaring the entire unpaid balance of the Obligation, or any part thereof, immediately due and payable, whereupon it shall be due and payable (provided that, upon the occurrence of a Default under Paragraph 6(c), the entire Obligation shall automatically become due and payable without notice or other action of any kind whatsoever); (b) terminate its commitment (if applicable) to lend under any of the Related Papers; (c) reduce any claim to judgment; (d) exercise the rights of offset or banker's Lien against the interest of Debtor in and to every account and other property of Debtor which are in possession of Secured Party to the extent of the full amount of the Obligation; (e) foreclose the Security Interest and any other Liens Secured Party may have or otherwise realize upon any and all of the rights Secured Party may have in and to the Collateral, or any part thereof;
(f) requiring Debtor to assemble all or part of the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to Debtor and Secured Party; (g) surrendering any policies of insurance on all or part of the Collateral and receiving and applying the unearned premiums as a credit on the Obligation; (h) applying by appropriate judicial proceedings for appointment of a receiver for all or part of the Collateral (and Debtor hereby consents to any such appointment); (i) applying to the Obligation any cash held by Secured Party under this agreement; and (j) bringing suit or other proceedings before any Tribunal either for specific performance of any covenant or condition contained in any of the Related Papers or in aid of the exercise of any right granted to Secured Party in any of the Related Papers.

                 (a) Notice. Reasonable notification of the time and place of any public sale of the Collateral, or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be sent to Debtor and to any other Person entitled to notice under the UCC; provided that if any of the Collateral threatens to decline speedily in value or is of the type customarily sold on a recognized market, Secured Party may sell or otherwise dispose of the Collateral without notification, advertisement, or other notice of any kind.
It is agreed that notice sent or given not less than 10 calendar days prior to the taking of the action to which the notice relates is reasonable notification and notice for the purposes of this subparagraph.

                 (b) Application of Proceeds. Secured Party shall apply the proceeds or any sale or other disposition of the Collateral under this Paragraph 7 in the following order: First, to the payment of all its expenses incurred in retaking, holding, and preparing any of the Collateral for sale(s) or other disposition, in arranging for such sale(s) or other disposition, and in actually selling or disposing of the same (all of which are part of the Obligation); second, toward repayment of amounts expended by Secured Party under Paragraph 8; third, toward payment of the balance of the Obligation in such order and manner as Secured Party, in its discretion, may deem advisable. Any surplus remaining shall be delivered to Debtor or as a court of competent jurisdiction may direct. If the proceeds are insufficient to pay the Obligation in full, Debtor shall remain liable for any deficiency.

         8.      Other Rights of Secured Party.

                 (a) Performance. In the event Debtor shall fail to keep the Collateral in good repair, working order, and condition as required in this agreement, or to pay when due all taxes on any of the Collateral, or to preserve the priority of the Security Interest in any of the Collateral, or to keep the Collateral insured as required by this agreement, or otherwise fail to perform any of its obligations under the Related Papers with respect to the Collateral, then Secured Party may, at its option, but without being required to do so, make such repairs, pay such taxes, prosecute or defend any suits in relation to the Collateral, or insure and keep insured the Collateral in any amount deemed appropriate by Secured Party, or take all other action which Debtor is required, but has failed or refused, to take under the Related Papers. Any sum which may be expended or paid by Secured Party under this subparagraph (including, without limitation, court costs and attorneys' fees) shall bear interest from the dates of expenditure or payment at the Highest Lawful Rate until paid and, together with such interest, shall be payable by Debtor to Secured Party upon demand and shall be part of the Obligation.

                 (b) Collection. Upon notice from Secured Party, each Obligor with respect to any payments on any of the Collateral (including, without limitation, insurance proceeds payable by reason of loss or damage to any of the Collateral) is hereby authorized and directed by Debtor to make payment directly to Secured Party, regardless of whether Debtor was previously making collections thereon. Subject to Paragraph 8(e), until such notice is given, Debtor is authorized to retain and expend all payments made on Collateral. Secured Party shall have the right in its own name or in the name of Debtor to compromise or extend time of payment with respect to all or any portion of the Collateral for such amounts and upon such terms as Secured Party may determine; to demand, collect, receive, receipt for, sue for, compound, and give acquittance for any and all amounts due or to become due with respect to Collateral; to take control of cash and other proceeds of any Collateral; to endorse the name of Debtor on any notes, acceptances, checks, drafts, money orders, or other evidences of payment on Collateral that may come into the possession of Secured Party; to sign the name of Debtor on any invoice or bill of lading relating to any Collateral, on any drafts against Obligors or other persons or entities making payment with respect to Collateral, on assignments and verifications of accounts or other Collateral and on notices to Obligors making payment with respect to Collateral; to send requests for verification of obligations to any Obligor; and to do all other acts and things necessary to carry out the intent of this agreement. If any Obligor fails or refuses to make payment on any Collateral when due, Secured Party is authorized, in its sole discretion, either in its own name or in the name of Debtor, to take such action as Secured Party shall deem appropriate for the collection of any amounts owed with respect to Collateral or upon which a delinquency exists. Regardless of any other provision hereof, however, Secured Party shall never be liable for its failure to collect, or for its failure to exercise diligence in the collection of, any amounts owed with respect to Collateral, nor shall it be under any duty whatever to anyone except Debtor to account for funds that it shall actually receive hereunder. Without limiting the generality of the foregoing, Secured Party shall have no responsibility for ascertaining any maturities, calls, conversions, exchanges, offers, tenders, or similar matters relating to any Collateral, or for informing Debtor with respect to any of such matters (irrespective of whether Secured Party actually has, or may be deemed to have, knowledge thereof). The receipt of Secured Party to any Obligor shall be a full and complete release, discharge, and acquittance to such Obligor, to the extent of any amount so paid to Secured Party. The rights granted Secured Party under this subparagraph may be exercised at any time, whether or not a Default has occurred and is continuing.

                 (c) Certain Proceeds. Any cash proceeds of Collateral which come into the possession of Secured Party (including, without limitation, insurance proceeds) may, at Secured Party's option, be applied in whole or in part to the Obligation (to the extent then due), be released in whole or in part to or on the written instructions of Debtor for any general or specific purpose, or be retained in whole or in part by Secured Party as additional Collateral. Any cash Collateral in the possession of Secured Party may be invested by Secured Party in certificates of deposit issued by Secured Party (if Secured Party issues such certificates) or by any state or national bank having combined capital and surplus greater than $10,000,000, or in securities issued or guaranteed by the United States of America or any agency thereof. Secured Party shall never be obligated to make any such investment and shall never have any liability to Debtor for any loss which may result therefrom.

All interest and other amounts earned from any investment of Collateral may be dealt with by Secured Party in the same manner as other cash Collateral. The provisions of this subparagraph shall be applicable whether or not a Default has occurred and is continuing.

                 (d) Use and Operation of Collateral. Should any Collateral come into the possession of Secured Party, Secured Party may use or operate such Collateral for the purpose of preserving it or its value pursuant to the order of a court of appropriate jurisdiction or in accordance with any other rights held by Secured Party in respect of such Collateral. Debtor covenants to promptly reimburse and pay to Secured Party, at Secured Party's request, the amount of all reasonable expenses (including, without limitation, the cost of any insurance and payment of taxes or other charges) incurred by Secured Party in connection with its custody and preservation of Collateral, and all such expenses, costs, taxes, and other charges shall bear interest at the Highest Lawful Rate until repaid and, together with such interest, shall be payable by Debtor to Secured Party upon demand and shall become part of the Obligation. However, the risk of accidental loss or damage to, or diminution in value of, Collateral is on Debtor, and Secured Party shall have no liability whatever for failure to obtain or maintain insurance, nor to determine whether any insurance ever in force is adequate as to amount or as to the risks insured. With respect to Collateral that is in the possession of Secured Party, Secured Party shall have no duty to fix or preserve rights against prior parties to such Collateral and shall never be liable for any failure to use diligence to collect any amount payable in respect of such Collateral, but shall be liable only to account to Debtor for what it may actually collect or receive thereon. The provisions of this subparagraph shall be applicable whether or not a Default has occurred and is continuing.

                 (e) Purchase Money Collateral. To the extent that Secured Party has advanced or will advance funds to or for the account of Debtor to enable Debtor to purchase or otherwise acquire rights in Collateral, Secured Party, at its option, may pay such funds (i) directly to the Person from whom Debtor will make such purchase or acquire such rights, or (ii) to Debtor, in which case Debtor covenants to promptly pay the same to such Person, and forthwith furnish to Secured Party evidence satisfactory to Secured Party that such payment has been made from the funds so provided by Secured Party for such payment.

                 (f) Subrogation. If any of the Obligation is given in renewal or extension or applied toward the payment of indebtedness secured by any Lien, Secured Party shall be, and is hereby, subrogated to all of the rights, titles, interests, and Liens securing the indebtedness so renewed, extended, or paid.

                 (g) Indemnification. Debtor hereby assumes all liability for the Collateral, for the Security Interest, and for any use, possession, maintenance, and management of, all or any of the Collateral, including, without limitation, any taxes arising as a result of, or in connection with, the transactions contemplated herein, and agrees to assume liability for, and to indemnify and hold Secured Party harmless from and against, any and all claims, causes of action, or liability, for injuries to or deaths of Persons and damage to property, howsoever arising from or incident to such use, possession, maintenance, and management, whether such Persons be agents or employees of Debtor or of third parties, or such damage be to property of Debtor or of others. Debtor agrees to indemnify, save, and hold Secured Party harmless from and against, and covenants to defend Secured Party against, any and all losses, damages, claims, costs, penalties, liabilities, and expenses, including, without limitation, court costs and attorneys' fees, howsoever arising or incurred because of, incident to, or with respect to Collateral or any use, possession, maintenance, or management thereof.

         9.      Miscellaneous.

                 (a) Term. Upon full and final payment and performance of the Obligation, this agreement shall thereafter terminate upon receipt by Secured Party of Debtor's written notice of such termination; provided that no Obligor, if any, on any of the Collateral shall ever obligated to make inquiry as to the termination of this agreement, but shall be fully protected in making payment directly to Secured Party.

                 (b) Actions Not Releases. The Security Interest and Debtor's obligations and Secured Party's rights hereunder shall not be released, diminished, impaired, or adversely affected by the occurrence of any one or more of the following events: (i) the taking or accepting of any other security or assurance for any or all of the Obligation; (ii) any release, surrender, exchange, subordination, or loss of any security or assurance at any time existing in connection with any or all of the Obligation; (iii) the modification of, amendment to, or waiver of compliance with any terms of any of the other Related Papers without the notification or consent of Debtor, except as required therein (the right to such notification and consent being herein specifically waived by Debtor); (iv) the insolvency, bankruptcy, or lack of corporate or trust power of any party at any time liable for the payment of any or all of the Obligation, whether now existing or hereafter occurring; (v) any renewal, extension, or rearrangement of the payment of any or all of the Obligation, either with or without notice to or consent of Debtor, or any adjustment, indulgence, forbearance, or compromise that may be granted or given by Secured Party to Debtor; (vi) any neglect, delay, omission, failure, or refusal of Secured Party to take or prosecute any action in connection with any other agreement, document, guaranty, or instrument evidencing, securing, or assuring the payment of all or any of the Obligation; (vii) any failure of Secured Party to notify Debtor of any renewal, extension, or assignment of the Obligation or any part thereof, or the release of any security, or of any other action taken or refrained from being taken by Secured Party against Debtor or any new agreement between Secured Party and Debtor, it being understood that Secured Party shall not be required to give Debtor any notice of any kind under any circumstances whatsoever with respect to or in connection with the Obligation, including, without limitation, notice of acceptance of this security agreement or any Collateral ever delivered to or for the account of Secured Party hereunder; (viii) the illegality, invalidity, or unenforceability of all or any part of the Obligation against any party obligated with respect thereto by reason of the fact that the Obligation, or the interest paid or payable with respect thereto, exceeds the amount permitted by Law, the act of creating the Obligation, or any part thereof, is ultra vires, or the officers, partners, or trustees creating same acted in excess of their authority, or for any other reason; or (ix) if any payment by any party obligated with respect thereto is held to constitute a preference under applicable Laws or for any other reason Secured Party is required to refund such payment or pay the amount thereof to someone else.

                 (c) Waivers. Except to the extent expressly otherwise provided herein or in other Related Papers, Debtor waives (i) any right to require Secured Party to proceed against any other Person, to exhaust its rights in Collateral, or to pursue any other right which Secured Party may have;

(ii) with respect to the Obligation, presentment and demand for payment, protest, notice of protest and nonpayment, and notice of the intention to accelerate; and (iii) all rights of marshaling in respect of any and all of the Collateral.

                 (d) Financing Statement. Secured Party shall be entitled at any time to file this agreement or a carbon, photographic, or other reproduction of this agreement, as a financing statement, but the failure of Secured Party to do so shall not impair the validity or enforceability of this agreement.

                 (e) Captions; Arrangements; References. The headings, captions, and arrangements used herein are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify, or modify the terms hereof nor affect the meaning thereof. Whenever herein the singular number is used, the same shall include the plural where appropriate, and vice versa; and words of any gender herein shall include each other gender where appropriate. The words "herein," "hereof," and "hereunder," and other words of similar import refer to this agreement as a whole and not to any particular part or subdivision hereof. Reference herein to "Paragraphs" and "Subparagraphs" are to paragraphs and subparagraphs of this agreement.

                 (f) Communications. Unless specifically otherwise provided, whenever this agreement requires or permits any consent, approval, notice, request, or demand from one party to another, such communication must be in writing (which may be by cable or tested Telex) to be effective and shall be deemed to have been given on the day actually delivered or, if mailed, on the third banking business day in Delaware after it is enclosed in an envelope, addressed to the party to be notified at the address stated below, properly stamped, sealed, and deposited in the appropriate official postal service. Until changed by written notice pursuant hereto, the address and Telex number for each party for purposes hereof is as follows:

                          (i)     If to the Debtor:

                                  Internet America, Inc.
                                  One Dallas Centre
                                  350 N. St. Paul, Suite 200
                                  Dallas, Texas 75201
                                  Attn:  Robert Maynard

                          (ii)    If to Secured Party:

                                  First Computer Services Corporation
                                  c/o John Curtis
                                  Two Galleria Tower, Suite 900
                                  13455 Noel Road
                                  Dallas, Texas 75240

                 (g) Form and Number of Documents. Each agreement, document, instrument, or other writing to be furnished to Secured Party under any provision of this agreement must be in form and substance and in such number of counterparts as may be satisfactory to Secured Party and its counsel.

                 (h) Exceptions to Covenants. Debtor shall not be deemed to be permitted to take any action or fail to take any action which is permitted as an exception to any of the covenants contained herein if such action or omission would result in the breach of any other covenant contained herein.

                 (i)      Survival.  All  covenants,  agreements,
undertakings, representations, and warranties may herein shall survive all closings hereunder and, except as otherwise indicated, shall not be affected by any investigation made by any party.

         10. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY THE LAW OF THE STATE OF DELAWARE.

         11. Maximum Interest Rate. Regardless of any provision contained in any of the Related Papers, Secured Party shall never be entitled to receive, collect, or apply, as interest on the Obligation, any amount in excess of the Highest Lawful Rate, and, in the event Secured Party ever receives, collects, or applies as interest, any such excess, such amount which would be excessive interest shall be deemed a partial prepayment of principal and treated hereunder as such; and, if the principal of the Obligation is paid in full, any remaining excess shall forthwith be paid to Debtor.

         12. Invalid Provisions. If any provision hereof is held to be illegal, invalid, or unenforceable under present or future Laws effective during the term hereof, such provision shall be fully severable; this agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid, or unenforceable provision there shall be added automatically as a part hereof a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable.

         13. Entirety and Amendments. This instrument and the Related Papers embody the entire agreement between the parties, supersede all prior agreements and understandings, if any, relating to the subject matter hereof, and may be amended only by an instrument in writing executed jointly by an authorized officer of each party hereto and supplemented only by documents delivered or to be delivered in accordance with the express terms hereof.

         14. Multiple Counterparts. This agreement has been executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which constitute, collectively, one agreement; but, in making proof of this agreement, it shall not be necessary to produce or account for more than one such counterpart.

         15. Parties Bound; Assignment. This agreement shall be binding on Debtor and Debtor's successors and assigns and shall inure to the benefit of Secured Party and Secured Party's successors and assigns. If there is more than one Debtor, their obligations and agreements hereunder are joint and several and shall be binding upon their respective heirs, legal representatives, successors, and assigns, and delivery or other accounting of Collateral to any one or more of them shall discharge Secured Party of all liability therefor. The Secured Party may assign any or all of its rights and privileges under this agreement (provided that Debtor need only obtain the written agreement of the Secured Party (and not such assignees) in order to secure a waiver of any covenant set forth herein). Any such assignment by Secured Party shall be in compliance with the Securities Act and applicable state securities laws and Debtor shall have received a certificate to the foregoing effect from Secured Party or such assignee. Debtor may not, without the prior written consent of Secured Party, assign any rights, duties, or obligations hereunder. In the event of an assignment of all or part of the Obligation, the Security Interest and other rights and benefits hereunder, to the extent applicable to the part of the Obligation so assigned, may be transferred therewith.


         EXECUTED as of the day and year first herein set forth.


                                       INTERNET AMERICA, INC.


                                       By:         /s/ Robert Maynard
                                           ------------------------------------
                                                (Title) Chief Executive Officer

                                   SCHEDULE I
                      LOCATION WITH RESPECT TO COLLATERAL

          The failure of any of the Collateral to be located as represented below shall not impair or limit the Security Interest therein.

A. LOCATION OF BOOKS AND RECORDS AS TO ACCOUNTS:

                 One Dallas Centre
                 350 N. St. Paul, Suite 200
                 Dallas, Texas 75201

B. LOCATION OF OTHER COLLATERAL:

         Description - City, County (or Parish), and State

                 301 Commerce
                 Ft. Worth, Texas

                 610 W. Main Street
                 Denison, Texas 75020

                 205 N. Locust
                 Denton, Texas 76201

                 3124 Sherwood Way, Suite F
                 San Angelo, Texas 76901

                 121 South Main Street
                 Weatherford, Texas

                 333 Cedar Street, Suite 230
                 Abilene, Texas 79601

                 900 Hamilton Bldg., Suite 311
                 Wichita Falls, Texas 76301

                 200 North 13th Street
                 Corsicana, Texas 75151

                                   EXHIBIT C

                         PLEDGE AND SECURITY AGREEMENT
                          (STOCK AND SECURITIES, ETC.)

         PLEDGE AND SECURITY AGREEMENT, dated as of the 25th day of September, 1996, by ______________ ("Pledgor"), with [its] [his] principal residence at ______________________, to and in favor of First Computer Services Corporation, a Delaware corporation ("Pledgee").

                              W I T N E S S E T H:

         PRELIMINARY STATEMENT. Pledgor is now the direct legal and beneficial owner of ______ shares of the issued and outstanding shares of capital stock of Internet America, Inc., a Texas corporation ("Issuer"), as more particularly described on Exhibit A hereto (the "Pledged Securities"). In order to induce Pledgee to loan (the "Loan") to Issuer the moneys contemplated by that certain Securities Purchase Agreement dated September 25, 1996 between Issuer and Pledgee, Pledgor has agreed to secure the payment and performance of the Obligations (as hereinafter defined) and to accomplish same by (i) executing and delivering to Pledgee this Pledge and Security Agreement, (ii) delivering to Pledgee such of the Pledged Securities as Pledgee shall now or hereafter have in its possession from time to time, together with appropriate powers and/or endorsements duly executed in blank by Pledgor, and (iii) delivering to Pledgee any and all other documents which Pledgee deems necessary to protect Pledgee's interests hereunder or with respect to the Obligations.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, Pledgor hereby agrees as follows:

         1.      Definitions

                 (a) "Note" shall mean that certain Promissory Note of even date herewith in the original principal amount of $1,767,713 executed by Issuer and payable to the order of Pledgee, as renewed, extended, amended or otherwise modified from time to time.

                 (b) "Obligations" shall mean and include all present and future obligations, indebtedness and liabilities of Issuer to Pledgee under the Note and all costs, expenses and reasonable attorneys' fees incurred or paid by Pledgee in enforcing or attempting to enforce its rights with respect to this Pledge Agreement, the Other Agreements, and the Pledged Property (each as herein defined) and in preserving, maintaining, protecting, selling, foreclosing or otherwise disposing of the Pledged Property.

                 (c) "Other Agreements" shall mean any agreement, document, guaranty, note or instrument executed by Issuer or Pledgor with or in favor of Pledgee.

                 (d) "Pledge Agreement" shall mean and include this Pledge and Security Agreement, as amended, modified or supplemented from time to time.

                 (e) "Pledged Property" shall mean and include (i) the Pledged Securities, together with all investment property, cash dividends, stock dividends, interest, profits, redemptions, warrants, subscription rights, stock, securities options, substitutions, exchanges and other distributions now or hereafter distributed by Issuer or which may hereinafter be acquired by or delivered to the possession of Pledgor or Pledgee with respect to the Pledged Securities, (ii) Pledgor's records with respect to the foregoing and
         (iii) the proceeds of all of the foregoing.

                 (f) All other terms hereinbefore or hereinafter defined in this Pledge Agreement shall have the meanings herein assigned to such terms.

                 (g) All capitalized terms not specifically defined herein which are defined in the Uniform Commercial Code (the "Code") as presently in effect in the State of Delaware shall be construed in accordance with the definitions set forth in the Code.

         2.      Grant of Security Interest

         As collateral security for the prompt and unconditional payment and performance when due of each and every one of the Obligations, Pledgor hereby assigns, mortgages, pledges, hypothecates, transfers and sets over to Pledgee and grants to Pledgee a security interest in and lien upon all of the Pledged Property.

         3.      Representations, Warranties, Covenants and Waiver

                 Pledgor hereby covenants, represents and warrants, with and to Pledgee that (all of such covenants, representations and warranties being continuing in nature so long as any of the Obligations are outstanding):

                 (a) The Pledged Securities are duly authorized, validly issued, fully paid and non-assessable securities of the Issuer, constitute Pledgor's entire interest in the Issuer and are not registered, nor has Pledgor authorized the registration thereof, in the name of any person or entity other than Pledgor or Pledgee.

                 (b) The Pledged Property is directly, legally and beneficially owned by Pledgor free and clear of all claims, liens, pledges and encumbrances of any kind, nature or description except for the first and prior pledge and security interest with respect thereto in favor of Pledgee.

                 (c) The Pledged Property is not subject to any restrictions relative to the transfer thereof, and Pledgor has the right to transfer and hypothecate the Pledged Property free and clear of any liens, encumbrances or restrictions, except as otherwise provided herein.

                 (d) The Pledged Property is duly and validly pledged to Pledgee, and no consent or approval of any governmental or regulatory authority or of any securities exchange or the like, nor any consent or approval of any other third party was or is necessary to the validity and enforceability of this Pledge Agreement.

                 (e) Pledgee is authorized, but not required, to (i) store, deposit and safeguard the Pledged Property, (ii) perform any and all other acts which Pledgee in good faith deems reasonable and/or necessary for the protection and preservation of the Pledged Property or its value or Pledgee's security interest therein, including without limitation, transferring, registering or arranging for the transfer or registration of the Pledged Property to or in Pledgee's own name and receiving the income therefrom as additional collateral for the Obligations and (iii) pay any charges or expenses which Pledgee deems necessary for the foregoing purposes. Any obligation of Pledgee for reasonable care for the Pledged Property in Pledgee's possession shall be limited to the same degree of care which Pledgee uses for similar property owned by Pledgee.

                 (f) Pledgor will pay all charges and assessments of any nature against the Pledged Property or with respect thereto prior to said charges and/or assessments being delinquent.

                 (g) Pledgor shall promptly reimburse Pledgee on demand, together with interest at the rate provided in the Other Agreements, for any charges, assessments or expenses paid or incurred by Pledgee in Pledgee's discretion for the protection and preservation and maintenance of the Pledged Property and the enforcement of Pledgee's rights hereunder, including, without limitation, reasonable attorneys' fees and legal expenses incurred by Pledgee in seeking to protect, collect or enforce Pledgee's rights in the Pledged Property or otherwise hereunder.

                 (h) During the term of this Pledge Agreement, if Pledgor shall receive, have registered in its name or become entitled to receive or acquire or have registered in its name any stock certificate, option or right with respect to the securities of Issuer (including without limitation, any certificate representing a dividend on or a distribution or exchange of or in connection with any reclassification of the Pledged Securities) whether as an addition to, in substitution of, or in exchange for any of the Pledged Property or otherwise, Pledgor agrees to accept same as Pledgee's agent, to hold same in trust for Pledgee and to deliver same forthwith to Pledgee or Pledgee's agent or bailee in the form received, with the endorsement(s) of Pledgor where necessary and/or duly executed appropriate powers and/or assignments, to be held by Pledgee or Pledgee's agent or bailee subject to the terms hereof, or, if any of the foregoing is uncertificated, register same with the Pledgee's security interest noted therein, as further security for the Obligations.

                 (i) During the term of this Pledge Agreement, Pledgor shall not directly or indirectly sell, assign, transfer, or otherwise dispose of, or grant any option with respect to the Pledged Property, nor shall Pledgor create, incur or permit any further pledge, hypothecation, encumbrance, lien, mortgage or security interest with respect to the Pledged Property.

                 (j) So long as no Event of Default (as hereinafter defined) has occurred, Pledgor shall have the right to vote and exercise all corporate rights with respect to the Pledged Securities, except as expressly prohibited herein.

                 (k) Pledgee may notify Issuer or the appropriate transfer agent of the Pledged Property to register the security interest and pledge granted herein and honor the rights of Pledgee with respect thereto.

                 (l) Pledgor waives (i) all rights to require Pledgee to proceed against any other person, entity or collateral or to exercise any remedy, (ii) the defense of the statute of limitations in any action upon any of the Obligations, (iii) any rights as a guarantor or surety, including, without limitation, the right to be informed of additional credit extended by Pledgor, any financial information relating to Issuer, the value of the Pledged Property, any deterioration thereof, or of any other matter, unless specifically required by applicable law and non-waivable and (iv) to the extent permissible, its rights under Section 9-112 and 9-207 of the Code. Pledgor agrees that the Pledged Property, other collateral, Issuer or any other guarantor or endorser may be released, substituted or added with respect to the Obligations, in whole or in part, without releasing or otherwise affecting the liability of Pledgor, the pledge and security interests granted hereunder, or this Pledge Agreement.

                 (m) Pledgor shall not relocate Pledgor's principal residence to a state other than as indicated in the preface above unless prior thereto Pledgor (i) gives Pledgee 30 days prior written notice of such proposed relocation (such notice to include, without limitation, the name of the county or parish and state into which such relocation is to be made) and (ii) (unless the relocation is to a jurisdiction in which existing financing statements or other required filings have previously been made to perfect the Pledgee's security interest in the Pledged Property) executes and delivers all such additional documents and performs all additional acts as Pledgee in its sole discretion may request in order to continue or maintain the existence and priority of the security interest in the Pledged Property.

         4.      Events of Default

         The occurrence of any one or more of the following events of default (individually or collectively, herein called an "Event of Default"):

                 (a) the failure or refusal of Issuer to pay all or any part of the principal of or accrued interest on the Note as and when the same becomes due and payable (whether at maturity, by acceleration, or otherwise) in accordance with the terms thereof;

                 (b)      Issuer, Pledgor or any guarantor of the Note shall
         (i) become insolvent within the meaning of the Bankruptcy Code of the United States, as amended, (ii) admit in writing its or his inability to pay or otherwise fail to pay its or his debts generally as they become due, (iii) voluntarily seek, consent to, or acquiesce in the benefit or benefits of any Debtor Relief Law (meaning the Bankruptcy Code of the United States, as amended, and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws from time to time in effect affecting the rights of creditors generally), or (iv) be made the subject of any proceeding provided for by any Debtor Relief Law that could suspend or otherwise affect any of the rights of the holder hereof; or

                 (c) any representation or warranty made by Pledgor (or any of its officers or trustees) under or in connection with this Pledge Agreement which shall prove to have been incorrect in any material respect when made, or any failure by Pledgor to perform or observe any term, covenant or agreement contained in this Pledge Agreement on its part to be performed or observed.

         5.      Remedies After Default

         Subsequent to the occurrence and during the continuance of an Event of
Default:

                 (a) Pledgee, at its option, shall be empowered to exercise its continuing right to instruct Issuer (or the appropriate transfer agent of the Pledged Securities) to register any or all of the Pledged Securities and/or other Pledged Property in the name of Pledgee or in the name of Pledgee's nominee and Pledgee may complete, in any manner Pledgee may deem expedient, any and all stock powers, assignments or other documents heretofore or hereafter executed in blank by Pledgor and delivered to Pledgee. After said instruction, and without further notice, Pledgee, in its discretion, shall have the exclusive right to exercise all voting and corporate rights with respect to the Pledged Securities and other Pledged Property and exercise any and all rights of conversion, redemption, exchange, subscription or any other rights, privileges, or options pertaining to any shares of the Pledged Securities or the other Pledged Property as if Pledgee were the absolute owner thereof, including without limitation, the right to exchange, in its discretion any and all of the Pledged Securities and other Pledged Property upon any merger, consolidation, reorganization, recapitalization or other readjustment with respect to Issuer. Upon the exercise of any such rights, privileges or options by Pledgee, Pledgee shall have the right to deposit and deliver any and all of the Pledged Securities and other Pledged Property to any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as Pledgee may determine, all without liability, except to account for property actually received by Pledgee. However, Pledgee shall not have any duty to exercise any of the aforesaid rights, privileges or options (all of which are exercisable in the sole discretion of Pledgee) and shall not be responsible for any failure to do so or delay in doing so.

                 (b) In addition to all the rights and remedies of a secured party under applicable law, Pledgee shall have the right, at any time and without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Pledgor or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived to the extent permitted by law), to proceed forthwith to collect, redeem, receive, appropriate, sell, or otherwise dispose of and deliver the Pledged Property or any part thereof in one or more lots at public or private sale or sales at any exchange, brokers board or at any of Pledgee's offices or elsewhere at such prices and on such terms as Pledgee may deem best. The foregoing disposition(s) may be for cash or on credit or for future delivery without assumption of any credit risk by Pledgee, with Pledgee having the right to purchase all or any part of said Pledged Property so sold at any such sale or sales, public or private, free of any right or equity of redemption in Pledgor, which right or equity is hereby expressly waived or released by Pledgor. In connection with any sale or other disposition of the Pledged Property, Pledgee is hereby authorized by Pledgor to complete the appropriate instruments(s) of transfer executed and delivered by Pledgor with respect to the Pledged Property in such manner as Pledgee shall deem appropriate to effectuate such sale or other disposition. All of Pledgee's rights and remedies, including, but not limited to, the foregoing, shall be cumulative and not exclusive and shall be enforceable alternatively, successively or concurrently, as Pledgee may deem expedient. The proceeds of any such collection, redemption, recovery, receipt, appropriation, realization, sale or other disposition, after deducting all costs and expenses of every kind incurred relative thereto or incidental to the care, safekeeping or otherwise of any and all Pledged Property or in any way relating to the rights of Pledgee hereunder (including, without limitation, reasonable attorneys' fees and legal expenses) shall be applied first to the satisfaction of the Obligations (in such order as Pledgee may elect) and then to the payment of any other amounts required by applicable law. Any surplus then remaining shall be delivered to Pledgor or its successors or assigns or as a court of competent jurisdiction may direct. Pledgor agrees that ten (10) calendar days prior notice by Pledgee, sent by certified mail, postage prepaid, designating the date after which a private sale may take place or a public auction may be held, is reasonable notification of such matters.

                 (c) Pledgor recognizes that Pledgee may be unable to effect a public sale of all, or part of the Pledged Property by reason of certain prohibitions contained in the Securities Act of 1933, as amended, as now or hereafter in effect or in applicable Blue Sky or other state securities law, as now or hereafter in effect, but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Pledged Property for their own account for investment and not with a view to the distribution or resale thereof. If at the time of any sale of the Pledged Property or any part thereof the same shall not, for any reason whatsoever, be effectively registered (if required) under the Securities Act of 1933 (or other applicable state securities law), as then in effect, Pledgee in its sole and absolute discretion is authorized to sell such Pledged Property or such part thereof by private sale in such manner and under such circumstances as Pledgee or its counsel may deem necessary or advisable in order that such sale may legally be effected without registration. Pledgor agrees that private sales so made may be at prices and on terms less favorable to the seller than if such Pledged Property were sold at public sale, and that Pledgee has no obligation to delay the sale of any such Pledged Property for the period of time necessary to permit Issuer, even if Issuer would agree, to register such Pledged Property for public sale under such applicable securities laws. Pledgor agrees that any private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

                 (d) All of the Pledgee's rights and remedies, including but not limited to the foregoing and those otherwise arising under this Pledge Agreement, the Other Agreements, the instruments and securities comprising the Pledged Property, applicable law or otherwise, shall be cumulative and not exclusive and shall be enforceable alternatively, successively or concurrently as Pledgee may deem expedient. No failure or delay on the part of Pledgee in exercising any of Pledgee's options, powers or rights or partial or single exercise thereof, shall constitute a waiver of such option, power or right.

         6.      Further Assurances

         Pledgor agrees that at any time and from time to time upon the written request of Pledgee, Pledgor will execute and deliver such further documents, including but not limited to irrevocable proxies or stock powers, in form satisfactory to counsel for Pledgee, and will take or cause to be taken such further acts as Pledgee may reasonably request in order to effect the purposes of this Pledge Agreement and perfect or continue the perfection of the security interest in the Pledged Property granted to Pledgee hereunder.

         7.      Miscellaneous

                 (a) Beyond the exercise of reasonable care to assure the safe custody of the Pledged Property while held by Pledgee hereunder, as provided in Section 3(e) hereof, Pledgee or Pledgee's agent or bailee shall have no duty or liability to protect or preserve any rights pertaining thereto and shall be relieved of all responsibility for the Pledged Property upon surrendering it to Pledgor or foreclosure with respect thereto. Pledgee shall not have any obligation or duty to return or release its security interest in the Pledged Property, except upon the written request of Pledgor, at the sole expense of Pledgor and only after all Obligations are indefeasibly paid in full.

                 (b) No course of dealing between Pledgor and Pledgee, nor any failure or delay by Pledgee to exercise any right, power or privilege under the Pledge Agreement, the Other Agreements or under any other agreements, instruments and documents executed and delivered in connection therewith, shall operate as a waiver hereof or thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No waiver of any provision of this Pledge Agreement shall be effective unless the same shall be in writing and signed by Pledgee, and then such waiver shall be effective only in the specific instance and for the purpose for which given.

                 (c) This Pledge Agreement may not be changed, modified or amended, in whole or in part, except by a writing signed by Pledgor and Pledgee.

                 (d) The provisions of this Pledge Agreement and the Other Agreements are severable, and if any clause or provision hereof or thereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall attach only to such clause or provision in any such jurisdiction or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision in this Pledge Agreement or the Other Agreements in any jurisdiction.

                 (e) THE PARTIES HERETO WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT WHETHER ARISING OUT OF, UNDER OR BY REASON OF THIS PLEDGE AGREEMENT, THE PLEDGED PROPERTY, THE OTHER AGREEMENTS OR ANY MATTER OR PROCEEDING RELATING THERETO.

                 (f )     This Pledge Agreement shall inure to the benefit of
         Pledgor and Pledgee and their respective successors and assigns, and shall be binding upon Pledgor and its successors and assigns.

                 (g) Pledgee shall be entitled at any time to file this Pledge Agreement or a carbon, photographic, or other reproduction of this Pledge Agreement, as a financing statement, but the failure of Pledgee to do so shall not impair the validity or enforceability of this Pledge Agreement.

         8.      Counterparts

         This Pledge Agreement may be signed in any number of counterparts with the same effect as if the signatures were upon the same instrument.

         9.      Joint and Several Liability

         If there are one or more Pledgors, the Obligations of the Pledgor shall be several and also joint, each with all and also each with any one or more of the others, and may be enforced at the option of the Pledgee against each severally, any two or more jointly, or some severally and some jointly.

         10.     Governing Law

         THIS PLEDGE AGREEMENT AND ANY OTHER AGREEMENT, INSTRUMENT OR DOCUMENT DELIVERED IN CONNECTION HEREWITH, AND THE OBLIGATIONS OF THE PARTIES HEREUNDER OR THEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE.

         IN WITNESS WHEREOF, the undersigned has caused these presents to be duly executed and delivered on the day and year first above written.



                                       ----------------------------------------
                                       [NAME]

                                   EXHIBIT A

                               PLEDGED SECURITIES

         All of Pledgor's now owned or hereafter acquired right, title and interest in and to the securities described below:

                          [Description of Securities]

         All investment property, stocks, bonds or other securities and personal property, cash, proceeds, increases, and profits now existing or hereafter arising therefrom or relating thereto, together with any passbook or certificates which may from time to time evidence the same, and together with all moneys now or hereafter on deposit therein, both principal and interest, all proceeds and products thereof, and all of Pledgor's right, title and interest therein.